                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                            INVESTMENT COMPANIES

                Investment Company Act file number 811-07577

                WM Strategic Asset Management Portfolios, LLC
             (Exact name of registrant as specified in charter)

              1201 Third Avenue, 22nd Floor, Seattle, WA  98101
               (Address of principal executive offices) (Zip code)

                              Jeffrey L. Lunzer
              1201 Third Avenue, 22nd Floor, Seattle, WA 98101
                   (Name and address of agent for service)

     Registrant's telephone number, including area code: (206) 461-3800

                  Date of fiscal year end: October 31, 2003

                 Date of reporting period: October 31, 2003

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ITEM 1. REPORTS TO STOCKHOLDERS

LOGO: WM GROUP OF FUNDS

STRATEGIC
ASSET
MANAGEMENT
PORTFOLIOS

Common sense. Uncommon solutions.

1st Photo: Hot Air Balloons


Annual Report
for the year ended
October 31, 2003

WM Strategic Asset Management Portfolios

        Flexible Income Portfolio

        Conservative Balanced Portfolio

        Balanced Portfolio

        Conservative Growth Portfolio

        Strategic Growth Portfolio


        Table of Contents

        Message from the President..............................  1

        Individual Portfolio Reviews............................  2

        Portfolio of Investments................................ 14

        Statements of Assets and Liabilities.................... 19

        Statements of Operations................................ 21

        Statements of Changes in Net Assets..................... 22

        Statements of Changes in Net
        Assets - Capital Stock Activity......................... 24

        Financial Highlights.................................... 26

        Notes to Financial Statements........................... 32

        Independent Auditors' Report............................ 37

        Other Information (unaudited)........................... 38

NOT FDIC INSURED
o May Lose Value
o No Bank Guarantee



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[PHOTO] Dear Shareholder,

During this fiscal year, equity investments rebounded from three years of down markets while bonds also closed the period with positive performance.(1) We believe these past few years have demonstrated the benefits provided by our fund family's emphasis on diversification and asset allocation. At this strategy's most basic level, a mix of carefully selected stocks and bonds offered not only the ability to help manage risk and limit losses during the recent equity market downturn, but also the potential for performance gains as markets turned the tide.

This year's performance also underscored the importance of diversification and allocation at the asset class level. During the twelve-month period ended October 31, 2003, the forefront of the market rebound included asset classes such as high-yield bonds, small-cap stocks, real estate holdings, and foreign equities. Over the last several years, we have made each of these asset classes available through individual funds and as components of the WM Strategic Asset Management Portfolios. Like many of our investment options, these WM Funds and Portfolios offer the potential to build wealth while managing and moderating risk levels--the crux of our investment philosophy at the WM Group of Funds.

We introduced the WM REIT Fund in March 2003 and have been very pleased with its results. The Fund, which invests in real estate securities, provides another tool for building diversification. As both an individual fund option and an investment available within our asset allocation portfolios, the WM REIT Fund exemplifies our dedication to improving diversification and thereby better managing risk.

Although this year attested to the benefits of active asset allocation in advancing markets, this strategy can actually assist investors during all phases of the market cycle. Active asset allocation can keep portfolios balanced during an equity market run-up, limit the impact of a subsequent downturn, and provide the discipline to stay invested so that an ensuing rebound is not missed. A well-diversified and allocated portfolio can mitigate the effects of short-term market movements and keep investors on track to meet their long-term goals.

As always, we encourage you to meet regularly with your Investment Representative to ensure that your investment portfolio remains in line with your long-term goals. Economies and markets are in constant flux and your needs can change over time, so it is prudent to periodically examine your entire financial portfolio. The guidance of an investment professional can assist this process.

Our enthusiasm for this year's equity market rebound has been tempered by concerns raised by investigations within the mutual fund industry. Two trading activities, market timing and late trading, have received widespread media coverage in recent months. I would like to take this opportunity to comment on how the WM Group of Funds views these issues.

Market timing, which involves the short-term buying and selling of shares, is a practice that the WM Group of Funds opposes. We believe that this type of activity can be detrimental to the long-term interests of shareholders. Late trading is the practice of placing a trade for mutual fund shares after 4 p.m. EST at that day's net asset value. The securities industry strictly prohibits this practice, and the WM Group of Funds endorses and abides by this rule.

To ensure that we are effectively addressing these issues, we will continue to review our existing practices and to support appropriate regulations. Although it is impossible to prevent all market timing, the WM Group of Funds utilizes a number of procedures designed to combat this activity. Our redemption fee policy regarding short-term trades in our WM International Growth Fund is one example of these procedures. We also reserve the right to reject any purchase that we suspect involves market timing or other excessive trading activity, and have done so when necessary in the past.

As an officer with the company for more than half of its 64-year history, I have been part of our diligent efforts to build a specific company culture and industry reputation. We stress two basic values at the WM Group of Funds: risk-adjusted asset management and customer service. This past year has been a gratifying one in terms of both of these core values. We are pleased with the performance of the Portfolios and Funds, and we have garnered strong industry recognition for these results. By providing a unique structure and mix of investment opportunities, we have been able to grow when some in the industry have struggled. In addition, customer service was the basis for many of this year's initiatives. We worked hard to enhance aspects of it that you see regularly, such as shareholder statements and Web site features, as well as those that are behind the scenes, such as processes and personnel. In each case, our goal has been to streamline and improve operations for both you and your Investment Representative.

Thank you for the confidence and trust you have placed in the WM Group of Funds. We look forward to continuing to serve your investment needs.

Sincerely,

/s/ William G. Papesh

William G. Papesh
President


(1) As measured by the S&P 500 Index and the Lehman Brothers Aggregate Bond Index for the one-year period ended October 31, 2003. Indices are unmanaged, and individuals cannot invest directly in an index.

                                                                           1



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[PHOTO] Individual Portfolio Reviews

To Our Asset Allocation Clients

WELCOME TO THE STRATEGIC ASSET
MANAGEMENT PORTFOLIOS.

We are pleased to provide you with an overview of our asset allocation portfolios, each designed to help you meet specific long-term investment objectives. This report includes performance reviews and highlights of the investment strategies for each of our five Portfolios during the twelve-month period ended October 31, 2003.

[wm Group of Funds logo]

Understanding the Enclosed Charts
and Performance

In order to help you understand the Strategic Asset Management (SAM) Portfolios' investment performance, we have included portfolio commentary along with graphs that compare the Portfolios' performance with certain capital market benchmarks. The benchmarks are a blended mix of capital market indices intended to help you assess for Portfolio performance.

Descriptions of the indices used are as follows:

o Inflation is a measurement of the change in domestic prices and is measured by the CONSUMER PRICE INDEX for all urban consumers.

o The LEHMAN BROTHERS AGGREGATE BOND INDEX is a broad-based bond index which contains all investment-grade, government, corporate, mortgage and asset-backed securities.

o The S&P 500 INDEX is an index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the U.S. stock market.

Generally, an index represents the market value of an unmanaged group of securities regarded by investors as representative of a particular market. An index does not reflect any asset-based charges for investment management or other expenses, and individuals cannot invest directly in an index. Index results on the following pages include changes in value and the reinvestment of dividends. Total return is used to measure a Portfolio's performance and reflects both changes in the value of the Portfolio's shares as well as any income dividend and/or capital gain distributions made by the Portfolio during the period. Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

2



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

WM Advisors' Asset Allocation Team

              RANDALL L. YOAKUM, CFA
[photo]       Senior Portfolio Manager
              Chief Investment Officer
              WM Advisors, Inc.

RANDALL L. YOAKUM, Co-Portfolio Manager of the SAM Portfolios, has investment management experience dating back to 1984. He currently serves as chairman of the Investment Policy Committee and the Asset Allocation Team. Mr. Yoakum was instrumental in developing the investment policies at WM Advisors from 1987 to 1994, as well as after rejoining the company in 1999. He holds the Chartered Financial Analyst designation and has a B.B.A. from Pacific Lutheran University and an M.B.A. from Arizona State University.


              GARY J. POKRZYWINSKI, CFA
[photo]       Senior Portfolio Manager
              Head of the Fixed-Income
              Investment Team
              WM Advisors, Inc.

GARY J. POKRZYWINSKI, Senior Portfolio Manager of WM Advisors, Inc., is responsible for helping to develop the outlook and policy for the fixed-income assets within the Portfolios. He joined WM Advisors in 1992 and currently manages the WM INCOME FUND and WM HIGH YIELD FUND. Mr. Pokrzywinski holds the Chartered Financial Analyst designation and has a B.B.A. from the University of Wisconsin.


              MICHAEL D. MEIGHAN, CFA
[photo]       Portfolio Manager
              Vice President
              WM Advisors, Inc.

MICHAEL D. MEIGHAN is the Co-Portfolio Manager of the SAM Portfolios. Mr. Meighan joined WM Advisors in 1999. He holds the Chartered Financial Analyst designation and has a B.S. from Santa Clara University and an M.B.A. from Gonzaga University.


              CHARLES D. AVERILL, CFA
[photo]       Senior Quantitative Analyst
              Assistant Vice President
              WM Advisors, Inc.

CHARLES D. AVERILL is responsible for ongoing analysis of both the current and potential Portfolio holdings, as well as the structural model underlying the asset allocation process. He also develops and maintains performance attribution procedures used in evaluating performance of the Portfolios' holdings. Mr. Averill holds the Chartered Financial Analyst designation, and he has been with WM Advisors since 1990. He has a B.A. in Economics from Reed College and an M.A. in Economics from Princeton University.


                                                                           3



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

[PHOTO]                                            Flexible Income Portfolio

           Value of a $10,000 Investment (Class A shares)(1), (2)

                                  [graph]

                                                    Capital
                                                     Market
                                                   Benchmark
                            NAV       Sales(3)      Index(4)     Inflation(5)     LB Agg(4)

07/25/96                  $10,000      $9,450
                          $10,018      $9,567       $10,000        $10,000         $10,000
                          $10,046      $9,594       $10,029        $10,019          $9,983
                          $10,266      $9,804       $10,281        $10,051         $10,157
Oct-96                    $10,446      $9,976       $10,520        $10,083         $10,382
                          $10,748     $10,264       $10,824        $10,102         $10,560
                          $10,690     $10,209       $10,701        $10,102         $10,462
                          $10,836     $10,348       $10,860        $10,135         $10,494
                          $10,866     $10,377       $10,899        $10,166         $10,520
                          $10,711     $10,229       $10,712        $10,192         $10,403
                          $10,857     $10,369       $10,968        $10,204         $10,559
                          $11,035     $10,539       $11,186        $10,198         $10,660
                          $11,161     $10,659       $11,393        $10,210         $10,787
                          $11,529     $11,011       $11,820        $10,222         $11,078
                          $11,399     $10,886       $11,608        $10,242         $10,984
                          $11,598     $11,076       $11,873        $10,267         $11,146
Oct-97                    $11,606     $11,083       $11,931        $10,293         $11,308
                          $11,667     $11,142       $12,085        $10,287         $11,360
                          $11,790     $11,259       $12,225        $10,274         $11,475
                          $11,896     $11,360       $12,377        $10,294         $11,622
                          $12,067     $11,524       $12,547        $10,313         $11,612
                          $12,211     $11,661       $12,710        $10,333         $11,652
                          $12,272     $11,719       $12,788        $10,352         $11,712
                          $12,266     $11,714       $12,842        $10,370         $11,824
                          $12,397     $11,839       $13,033        $10,383         $11,924
                          $12,322     $11,768       $13,027        $10,395         $11,949
                          $11,853     $11,320       $12,820        $10,408         $12,144
                          $12,169     $11,622       $13,225        $10,420         $12,428
Oct-98                    $12,365     $11,809       $13,384        $10,445         $12,362
                          $12,635     $12,066       $13,607        $10,445         $12,433
                          $12,891     $12,311       $13,796        $10,439         $12,470
                          $13,136     $12,545       $13,990        $10,464         $12,558
                          $12,948     $12,366       $13,707        $10,476         $12,339
                          $13,169     $12,576       $13,877        $10,508         $12,407
                          $13,439     $12,834       $14,020        $10,585         $12,446
                          $13,331     $12,731       $13,855        $10,585         $12,337
                          $13,470     $12,864       $13,974        $10,585         $12,297
                          $13,359     $12,758       $13,840        $10,616         $12,246
                          $13,280     $12,683       $13,820        $10,642         $12,239
                          $13,335     $12,735       $13,873        $10,693         $12,381
Oct-99                    $13,527     $12,918       $14,090        $10,712         $12,427
                          $13,708     $13,091       $14,146        $10,719         $12,426
                          $13,992     $13,362       $14,258        $10,719         $12,366
                          $13,834     $13,211       $14,077        $10,744         $12,326
                          $13,985     $13,355       $14,160        $10,808         $12,475
                          $14,343     $13,697       $14,587        $10,896         $12,639
                          $14,214     $13,574       $14,465        $10,903         $12,603
                          $14,134     $13,498       $14,400        $10,909         $12,596
                          $14,367     $13,721       $14,711        $10,973         $12,858
                          $14,382     $13,734       $14,772        $10,991         $12,975
                          $14,780     $14,115       $15,126        $11,004         $13,164
                          $14,699     $14,037       $15,043        $11,062         $13,246
Oct-00                    $14,685     $14,025       $15,110        $11,081         $13,334
                          $14,436     $13,786       $15,070        $11,087         $13,553
                          $14,706     $14,044       $15,309        $11,081         $13,805
                          $15,226     $14,541       $15,617        $11,150         $14,030
                          $14,978     $14,304       $15,441        $11,195         $14,152
                          $14,758     $14,094       $15,307        $11,221         $14,223
                          $14,951     $14,278       $15,493        $11,266         $14,163
                          $15,077     $14,398       $15,588        $11,316         $14,248
                          $15,102     $14,423       $15,560        $11,335         $14,302
                          $15,255     $14,568       $15,808        $11,304         $14,622
                          $15,228     $14,542       $15,756        $11,304         $14,790
                          $14,943     $14,270       $15,647        $11,355         $14,962
Oct-01                    $15,225     $14,540       $15,969        $11,316         $15,275
                          $15,318     $14,629       $16,037        $11,297         $15,064
                          $15,338     $14,648       $15,983        $11,253         $14,967
                          $15,349     $14,658       $16,040        $11,279         $15,089
                          $15,358     $14,667       $16,103        $11,324         $15,235
                          $15,427     $14,733       $16,010        $11,387         $14,982
                          $15,441     $14,746       $16,064        $11,451         $15,273
                          $15,484     $14,787       $16,150        $11,451         $15,403
                          $15,263     $14,576       $16,032        $11,458         $15,537
                          $14,982     $14,308       $15,937        $11,470         $15,725
                          $15,144     $14,462       $16,174        $11,508         $15,990
                          $14,956     $14,283       $16,032        $11,534         $16,249
Oct-02                    $15,165     $14,483       $16,255        $11,553         $16,175
                          $15,478     $14,781       $16,442        $11,553         $16,170
                          $15,496     $14,799       $16,521        $11,527         $16,505
                          $15,512     $14,814       $16,447        $11,578         $16,519
                          $15,572     $14,871       $16,579        $11,667         $16,747
                          $15,617     $14,915       $16,600        $11,737         $16,734
                          $16,044     $15,322       $16,984        $11,712         $16,873
                          $16,501     $15,758       $17,416        $11,693         $17,187
                          $16,575     $15,829       $17,433        $11,706         $17,152
                          $16,345     $15,609       $17,025        $11,718         $16,576
                          $16,467     $15,726       $17,182        $11,763         $16,685
                          $16,705     $15,953       $17,509        $11,801         $17,128
Oct-03                    $16,905     $16,144       $17,577        $11,843         $16,968

Average Annual Total Returns as of 10/31/03(1)

CLASS A SHARES                                         1 Year    5 Year    Since Inception
                                                                           (July 25, 1996)
Fund (not adjusted for sales charge)                   11.49%     6.46%         7.49%
Fund (adjusted for maximum sales charge)(3)             6.47%     5.49%         6.81%
Capital Market Benchmark(4)                             8.14%     5.60%         8.09%

CLASS B SHARES                                         1 Year    5 Year    Since Inception
                                                                           (July 25, 1996)
Fund (not adjusted for sales charge)                   10.60%     5.67%         6.69%
Fund (adjusted for maximum sales charge)(3)             5.60%     5.35%         6.69%
Capital Market Benchmark(4)                             8.14%     5.60%         8.09%

CLASS C SHARES                                         1 Year    5 Year    Since Inception
                                                                           (March 1, 2002)
Fund (not adjusted for sales charge)                   10.63%       N/A         5.10%
Fund (adjusted for maximum sales charge)(3)             8.55%       N/A         4.45%
Capital Market Benchmark(4)                             8.14%       N/A         5.40%

(1) The Portfolio's performance through October 31, 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses. Performance results assume reinvestment of all capital gains, dividends and other earnings.

(2) The performance of Class B and Class C shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B and Class C shareholders.

(3) Accounts for maximum sales charge of 4.5% for Class A shares and maximum contingent deferred sales charge (CDSC) for Class B shares. CDSC represents a declining charge over 5 years as follows:
     5-5-4-3-2-0%. Performance for Class C shares includes a 1% upfront sales charge and a 1% CDSC, which applies to redemptions within the first 12 months.

(4) The Flexible Income Portfolio's benchmark is a capital market index that is intended to represent a relevant proxy for market and Portfolio performance. The benchmark allocation is: 20% S&P 500 Index and 80% Lehman Brothers Aggregate Bond Index. For comparative purposes, the benchmark's performance is shown for the ten-year period or from the inception of the particular Portfolio's class of shares. The S&P 500 Index is a broad-based index and is intended to represent the U.S. equity market. The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the fixed-income market as a whole. The returns shown for the indices assume reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

(5) Inflation is measured by the Consumer Price Index for all urban consumers.

Note: Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.

Performance Review
THE SAM FLEXIBLE INCOME PORTFOLIO returned 11.49% for the one-year period ended October 31, 2003. Both equity and bond markets rallied for much of the fiscal year, and the Portfolio posted solid results, outpacing its benchmark index, which returned 8.14%.(4) Longer-term results have also been favorable. The Portfolio outperformed its benchmark index by an average annual rate of 0.86% for the five-year period ended October 31, 2003. (All Portfolio performance described above is for Class A shares not adjusted for sales charge.)

Economic/Market Review
Equity markets began and ended the fiscal year with separate rallies, but geopolitical conflicts inhibited performance along the way. The period's early rally stalled in December and failed to reignite during the first few months of 2003. This interval was mired in uncertainty and instability as the threat of war took a toll on business and consumer confidence. Once the war in Iraq began, equity markets moved in lock step with perceptions of its progress, duration, and magnitude. As equity markets receded, bond markets benefited, providing a safer haven in the flight to quality. This asset flow helped push interest rates lower.

Bond markets rallied for much of the year in response to these declining rates. However, longer-term U.S. Treasury securities suffered in June and July as interest rates reacted to stronger-than-expected economic growth by spiking higher. Corporate bond issues benefited from improving balance sheets, and lower-rated, higher-yielding bonds led the fixed-income market by a wide margin. Mortgage rates also edged higher during the period. Both Treasuries and mortgage-backed securities underperformed corporate bonds for the year ended October 31, 2003.

Global equity markets rebounded in the second quarter of 2003 after geopolitical tensions eased and central banks injected significant stimulus into world economies. In June, the Federal Reserve trimmed the federal funds rate to a 45-year low of 1%. It has since released several statements reaffirming plans to keep interest rates low for as long as it takes to stimulate the economy. As a result, short-term rates have remained low, but longer-term bond yields were quite volatile during the period. The Fed's monetary stimulus was coupled with a robust tax reduction package and rampant mortgage refinancing cash-outs, which lined the pockets of consumers and provided significant liquidity.

Throughout the summer, record stimulus helped the economic backdrop improve, and equity markets continued to advance. A cyclical rebound now seems to be underway. In fact, third quarter domestic growth levels topped 8%, the largest quarterly economic growth rate in nearly two decades. Despite this liquidity-driven economic growth, several factors continue to impede business confidence levels. Excess capacity built up during the 1990s continues to curtail current business investment. Firms have begun to slowly increase spending on capital equipment, but they remain reluctant to hire new employees. Consumer spending, which has been buoyed by the very strong housing market, could eventually be affected by the absence of job growth.

Despite these longer-term secular economic headwinds, the cyclical recovery has built stronger profits and helped to push equity markets higher. Corporate balance sheets continue to be cleansed through productivity and cost-cutting measures, and earnings leverage has certainly improved. Investors' appetite for risk has also reemerged. The sectors and asset classes that suffered the most during the downturn rebounded significantly during the past twelve months.

The effects of economic growth were also felt in the fixed-income markets. After rising sharply in early summer, interest rates have settled back a little, but the yield on 10-year Treasury bonds closed the period more than 100 basis points (1%) above its June low. It could move higher at the first sign of inflation.

Investment Strategy
The FLEXIBLE INCOME PORTFOLIO is diversified among eleven funds, representing eight major asset classes.(6) A combination of asset classes facilitates our ability to manage risk over a long-term investment horizon. Diversification also fueled relative performance with strong results from some nontraditional investment categories during the period.

The overall investment strategy for the period was to:

o Maintain overweighted positions in corporate and mortgage bonds to generate yield

o Take advantage of the higher-yielding segments of the corporate bond market

o Take some profits in investment-grade corporate bonds and shift assets to mortgages near the end of the period

o  Add to equity positions to take advantage of the broad-based market rally

Review of Portfolio Allocations
During the past twelve months, we shifted the Portfolio's equity weighting from 22% to 24%. Opportunities in stock valuations motivated this move, and the Portfolio benefited from the strong results of its equity allocations. Portfolio performance was also bolstered by its position in the WM SMALL CAP STOCK FUND, which was the best-performing WM Fund during the period.

Fixed-income positions were led by the strong results of the WM HIGH YIELD FUND. We have overweighted high-yield corporate bonds since the summer of 2002, and although we may have been a little early, this allocation significantly boosted Portfolio performance this year.

The WM INCOME FUND also provided strong results, spurred by falling corporate yield differentials relative to Treasuries, which drove the relative performance of corporate bonds. Mortgage-backed issues suffered through a period of record refinancing and prepayment, causing the WM U.S. GOVERNMENT SECURITIES FUND to underperform. However, we now favor these issues and ended the period by taking some profits in investment-grade corporates in favor of mortgages. The WM SHORT TERM INCOME FUND also provided stable, positive results and has less sensitivity should interest rates increase.

In March, we introduced a position in the WM REIT FUND, which invests primarily in real estate investment trust (REIT) securities. These holdings provided diversification benefits as well as additional performance strength throughout the second half of the period. Because REITs are typically more value-oriented positions, we reduced allocations in the WM GROWTH & INCOME FUND and WM EQUITY INCOME FUND.

Overall, performance was very strong for many asset classes during the fiscal year, and the wide-reaching diversification of the FLEXIBLE INCOME PORTFOLIO enhanced results. Certain nontraditional asset types led the market during the period, ultimately to the Portfolio's benefit. High-yield bonds, small-cap growth stocks, and real estate securities all contributed significantly to the Portfolio's performance. We believe these results underscore the benefits of active asset allocation, which has the potential not only to manage risk, but also to provide tactical opportunities for building wealth over the long term.

Outlook
The economy's surging growth is lifting corporate profits up along with it, but this growth also has the potential to put upward pressure on interest rates. We remain vigilant concerning longer-term secular headwinds that could limit the magnitude of the economic rebound, thereby helping to keep inflation in check. We are seeking prudent opportunities to marginally shift assets into more attractively priced market segments. Our long-term discipline, with asset allocation and diversification at its core, remains our investment strategy regardless of short-term market cycles.

     Portfolio Allocation                     Asset Class Diversification
  as of October 31, 2003(6)                    as of October 31, 2003(6)

         [pie chart]                                   [pie chart]

Income Fund                 28%               Mortgage-Backed         32%
U.S. Govt. Securities Fund  27%               Corporate Bonds         28%
Short Term Income Fund      13%               U.S. Equity Large Cap   12%
High Yield Fund              8%               U.S. Equity Mid Cap      7%
Growth & Income Fund         8%               Cash Equivalents         6%
Growth Fund                  4%               U.S. Treasuries          6%
Equity Income Fund           3%               Convertible Bonds        4%
Mid Cap Stock Fund           3%               U.S. Equity Small Cap    3%
Small Cap Stock Fund         3%               Foreign Equity           2%
West Coast Equity Fund       2%
REIT Fund                    1%

(6) As of October 31, 2003 and may not reflect current allocations.

[PHOTO]                                     Conservative Balanced Portfolio*

           Value of a $10,000 Investment (Class A shares)(1), (2)

                                  [graph]

                                                    Capital
                                                     Market
                                                   Benchmark
                            NAV       Sales(3)      Index(4)     Inflation(5)     S&P 500(4)      LB Agg(4)

07/25/96                  $10,000      $9,450
                          $10,041      $9,489       $10,000        $10,000         $10,000         $10,000
                           $9,994      $9,445       $10,075        $10,019         $10,212          $9,983
                          $10,144      $9,586       $10,406        $10,051         $10,786         $10,157
Oct-96                    $10,368      $9,798       $10,659        $10,083         $11,081         $10,382
                          $10,529      $9,950       $11,092        $10,102         $11,923         $10,560
                          $10,462      $9,886       $10,943        $10,102         $11,689         $10,462
                          $10,467      $9,891       $11,235        $10,135         $12,415         $10,494
                          $10,519      $9,941       $11,288        $10,166         $12,515         $10,520
                          $10,407      $9,834       $11,025        $10,192         $11,995         $10,403
                          $10,522      $9,944       $11,388        $10,204         $12,711         $10,559
                          $10,617     $10,033       $11,733        $10,198         $13,491         $10,660
                          $10,733     $10,142       $12,026        $10,210         $14,093         $10,787
                          $11,009     $10,403       $12,602        $10,222         $15,212         $11,078
                          $10,913     $10,313       $12,258        $10,242         $14,366         $10,984
                          $11,051     $10,444       $12,635        $10,267         $15,153         $11,146
Oct-97                    $11,192     $10,576       $12,576        $10,293         $14,647         $11,308
                          $11,224     $10,607       $12,844        $10,287         $15,325         $11,360
                          $11,324     $10,701       $13,010        $10,274         $15,589         $11,475
                          $11,442     $10,813       $13,168        $10,294         $15,762         $11,622
                          $11,434     $10,805       $13,541        $10,313         $16,898         $11,612
                          $11,461     $10,831       $13,846        $10,333         $17,764         $11,652
                          $11,511     $10,878       $13,945        $10,352         $17,942         $11,712
                          $11,595     $10,957       $13,929        $10,370         $17,634         $11,824
                          $11,668     $11,026       $14,226        $10,383         $18,350         $11,924
                          $11,685     $11,043       $14,184        $10,395         $18,155         $11,949
                          $11,718     $11,073       $13,502        $10,408         $15,530         $12,144
                          $11,850     $11,199       $14,037        $10,420         $16,525         $12,428
Oct-98                    $11,779     $11,131       $14,450        $10,445         $17,869         $12,362
                          $11,915     $11,259       $14,849        $10,445         $18,952         $12,433
                          $11,922     $11,266       $15,218        $10,439         $20,044         $12,470
                          $12,014     $11,353       $15,538        $10,464         $20,882         $12,558
                          $11,883     $11,229       $15,181        $10,476         $20,233         $12,339
                          $11,962     $11,304       $15,474        $10,508         $21,043         $12,407
                          $12,075     $11,411       $15,744        $10,585         $21,858         $12,446
                          $12,024     $11,363       $15,512        $10,585         $21,342         $12,337
                          $12,008     $11,348       $15,827        $10,585         $22,526         $12,297
                          $11,995     $11,335       $15,589        $10,616         $21,823         $12,246
                          $11,986     $11,326       $15,554        $10,642         $21,715         $12,239
                          $12,102     $11,436       $15,491        $10,693         $21,120         $12,381
Oct-99                    $12,121     $11,455       $15,918        $10,712         $22,456         $12,427
                          $12,155     $11,487       $16,046        $10,719         $22,913         $12,426
                          $12,159     $11,490       $16,378        $10,719         $24,262         $12,366
                          $12,145     $11,477       $16,017        $10,744         $23,043         $12,326
                          $12,241     $11,568       $16,012        $10,808         $22,607         $12,475
                          $12,350     $11,671       $16,765        $10,896         $24,819         $12,639
                          $12,331     $11,652       $16,534        $10,903         $24,072         $12,603
                          $12,286     $11,610       $16,393        $10,909         $23,578         $12,596
                          $12,496     $11,809       $16,759        $10,973         $24,159         $12,858
                          $12,582     $11,890       $16,746        $10,991         $23,782         $12,975
                          $13,013     $12,297       $17,308        $11,004         $25,259         $13,164
                          $12,851     $12,145       $17,008        $11,062         $23,925         $13,246
Oct-00                    $12,792     $12,089       $17,046        $11,081         $23,824         $13,334
                          $12,389     $11,708       $16,676        $11,087         $21,946         $13,553
                          $12,643     $11,948       $16,895        $11,081         $22,053         $13,805
                          $13,160     $12,437       $17,300        $11,150         $22,835         $14,030
                          $12,776     $12,074       $16,760        $11,195         $20,753         $14,152
                          $12,498     $11,810       $16,385        $11,221         $19,439         $14,223
                          $12,796     $12,093       $16,853        $11,266         $20,949         $14,163
                          $12,924     $12,213       $16,959        $11,316         $21,090         $14,248
                          $12,932     $12,221       $16,832        $11,335         $20,576         $14,302
                          $12,981     $12,267       $16,992        $11,304         $20,374         $14,622
                          $12,859     $12,152       $16,684        $11,304         $19,098         $14,790
                          $12,414     $11,731       $16,261        $11,355         $17,556         $14,962
Oct-01                    $12,666     $11,970       $16,589        $11,316         $17,891         $15,275
                          $12,874     $12,166       $16,961        $11,297         $19,263         $15,064
                          $12,920     $12,210       $16,955        $11,253         $19,432         $14,967
                          $12,861     $12,154       $16,939        $11,279         $19,149         $15,089
                          $12,815     $12,110       $16,907        $11,324         $18,779         $15,235
                          $12,980     $12,266       $16,992        $11,387         $19,486         $14,982
                          $12,884     $12,175       $16,778        $11,451         $18,304         $15,273
                          $12,898     $12,189       $16,814        $11,451         $18,169         $15,403
                          $12,594     $11,901       $16,423        $11,458         $16,875         $15,537
                          $12,221     $11,549       $16,030        $11,470         $15,560         $15,725
                          $12,331     $11,653       $16,235        $11,508         $15,662         $15,990
                          $11,984     $11,325       $15,687        $11,534         $13,960         $16,249
Oct-02                    $12,277     $11,602       $16,196        $11,553         $15,188         $16,175
                          $12,638     $11,943       $16,574        $11,553         $16,082         $16,170
                          $12,534     $11,845       $16,390        $11,527         $15,137         $16,505
                          $12,507     $11,819       $16,227        $11,578         $14,740         $16,519
                          $12,507     $11,819       $16,264        $11,667         $14,519         $16,747
                          $12,543     $11,853       $16,320        $11,737         $14,660         $16,734
                          $12,982     $12,268       $16,939        $11,712         $15,868         $16,873
                          $13,462     $12,722       $17,485        $11,693         $16,704         $17,187
                          $13,546     $12,801       $17,553        $11,706         $16,918         $17,152
                          $13,445     $12,706       $17,323        $11,718         $17,216         $16,576
                          $13,588     $12,841       $17,527        $11,763         $17,551         $16,685
                          $13,755     $12,998       $17,731        $11,801         $17,365         $17,128
Oct-03                    $14,041     $13,269       $18,034        $11,843         $18,348         $16,968

Average Annual Total Returns as of 10/31/03(1)

CLASS A SHARES                                         1 Year    5 Year    Since Inception
                                                                           (July 25, 1996)
Fund (not adjusted for sales charge)                   14.38%     3.57%         4.78%
Fund (adjusted for maximum sales charge)(3)             8.14%     2.40%         3.97%
Capital Market Benchmark(4)                            11.35%     4.53%         8.47%

CLASS B SHARES                                         1 Year    5 Year    Since Inception
                                                                           (July 25, 1996)
Fund (not adjusted for sales charge)                   13.46%     2.79%         3.99%
Fund (adjusted for maximum sales charge)(3)             8.46%     2.43%         3.99%
Capital Market Benchmark(4)                            11.35%     4.53%         8.47%

CLASS C SHARES                                         1 Year    5 Year    Since Inception
                                                                           (March 1, 2002)
Fund (not adjusted for sales charge)                   13.53%       N/A         4.83%
Fund (adjusted for maximum sales charge)(3)            11.39%       N/A         4.23%
Capital Market Benchmark(4)                            11.35%       N/A         3.95%

* AS OF 8/1/00, THE INCOME PORTFOLIO BECAME THE CONSERVATIVE BALANCED PORTFOLIO, AND THE PORTFOLIO'S OBJECTIVES AND STRATEGIES CHANGED. THIS INFORMATION SHOULD BE TAKEN INTO CONSIDERATION WHEN REVIEWING PAST PERFORMANCE.

(1) The Portfolio's performance through October 31, 2003 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses. Performance results assume reinvestment of all capital gains, dividends and other earnings.

(2) The performance of Class B and Class C shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B and Class C shareholders.

(3) Accounts for maximum sales charge of 5.5% for Class A shares and maximum contingent deferred sales charge (CDSC) for Class B shares. CDSC represents a declining charge over 5 years as follows:
     5-5-4-3-2-0%. Performance for Class C shares includes a 1% upfront sales charge and a 1% CDSC, which applies to redemptions within the first 12 months.

(4) The Conservative Balanced Portfolio's benchmark is a capital market index that is intended to represent a relevant proxy for market and Portfolio performance. The benchmark allocation is: 40% S&P 500 Index and 60% Lehman Brothers Aggregate Bond Index. For comparative purposes, the benchmark's performance is shown for the ten-year period or from the inception of the particular Portfolio's class of shares. The S&P 500 Index is a broad-based index and is intended to represent the U.S. equity market. The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the fixed-income market as a whole. The returns shown for the indices assume reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

(5) Inflation is measured by the Consumer Price Index for all urban consumers.

Note: Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.

Performance Review
The SAM CONSERVATIVE BALANCED PORTFOLIO returned 14.38% for the one-year period ended October 31, 2003. Both equity and bond markets rallied for much of the fiscal year, and the Portfolio posted solid results, outpacing its benchmark index, which returned 11.35%.(4) Please note that due to a significant shift in the Portfolio's investment objective in 2000, long-term performance comparisons may not be relevant. (All Portfolio performance described above is for Class A shares not adjusted for sales charge.)

Economic/Market Review
Equity markets began and ended the fiscal year with separate rallies, but geopolitical conflicts inhibited performance along the way. The period's early rally stalled in December and failed to reignite during the first few months of 2003. This interval was mired in uncertainty and instability as the threat of war took a toll on business and consumer confidence. Once the war in Iraq began, equity markets moved in lock step with perceptions of its progress, duration, and magnitude. As equity markets receded, bond markets benefited, providing a safer haven in the flight to quality. This asset flow helped push interest rates lower.

Bond markets rallied for much of the year in response to these declining rates. However, longer-term U.S. Treasury securities suffered in June and July as interest rates reacted to stronger-than-expected economic growth by spiking higher. Corporate bond issues benefited from improving balance sheets, and lower-rated, higher-yielding bonds led the fixed-income market by a wide margin. Mortgage rates also edged higher during the period. Both Treasuries and mortgage-backed securities underperformed corporate bonds for the year ended October 31, 2003.

Global equity markets rebounded in the second quarter of 2003 after geopolitical tensions eased and central banks injected significant stimulus into world economies. In June, the Federal Reserve trimmed the federal funds rate to a 45-year low of 1%. It has since released several statements reaffirming plans to keep interest rates low for as long as it takes to stimulate the economy. This monetary stimulus was coupled with a robust tax reduction package and rampant mortgage refinancing cash-outs, which lined the pockets of consumers and provided significant liquidity.

Throughout the summer, record stimulus helped the economic backdrop improve, and equity markets continued to advance. A cyclical rebound now seems to be underway. In fact, third quarter domestic growth levels topped 8%, the largest quarterly economic growth rate in nearly two decades. Despite this liquidity-driven economic growth, several factors continue to impede business confidence levels. Excess capacity built up during the 1990s continues to curtail current business investment. Firms have begun to slowly increase spending on capital equipment, but they remain reluctant to hire new employees. Consumer spending, which has been buoyed by the very strong housing market, could eventually be affected by the absence of job growth.

Despite these longer-term secular economic headwinds, the cyclical recovery has built stronger profits and helped to push equity markets higher. Corporate balance sheets continue to be cleansed through productivity and cost-cutting measures, and earnings leverage has certainly improved. Investors' appetite for risk has also reemerged. The sectors and asset classes that suffered the most during the downturn rebounded significantly during the past twelve months. Small-cap and foreign equities, as well as the technology sector, returned to favor in 2003 and led the broad-based rally with very strong results. All major market segments reported positive results, with the S&P 500 closing the period up more than 20%.

Investment Strategy
The CONSERVATIVE BALANCED PORTFOLIO is diversified among twelve funds, representing eight major asset classes.(6) A combination of asset classes facilitates our ability to manage risk over a long-term investment horizon. Diversification also fueled relative performance with strong results from some nontraditional investment categories during the period.

The overall investment strategy for the period was to:

o Add to equity positions to take advantage of the broad-based market rally

o Heavily weight corporate bonds and take advantage of higher-yielding segments of this market

o Broaden equity positions, increasing holdings in smaller-cap stocks, which led the market throughout the recovery, and introducing a position in real estate securities

o Take some profits in investment-grade corporate bonds and add to mortgages near the end of the period

Review of Portfolio Allocations
During the past twelve months, we shifted the Portfolio's equity weighting from 35% to 37%. Opportunities in stock valuations motivated this move, and the Portfolio benefited from the strong results of its equity allocations. Portfolio performance was also bolstered by its position in the WM SMALL CAP STOCK FUND, which was the best-performing WM Fund during the period.

Fixed-income positions were led by the strong results of the WM HIGH YIELD FUND. We have overweighted high-yield corporate bonds since the summer of 2002, and although we may have been a little early, this allocation significantly boosted Portfolio performance this year. The WM INCOME FUND also provided strong results, spurred by falling corporate yield differentials relative to Treasuries, which drove the relative performance of corporate bonds. Mortgage-backed issues suffered through a period of record refinancing and prepayment, causing the WM U.S. GOVERNMENT SECURITIES FUND to underperform. However, we now favor these issues and ended the period by taking some profits in investment-grade corporates in favor of mortgages. The WM SHORT TERM INCOME FUND also provided stable, positive results and has less sensitivity should interest rates increase.

In March, we introduced a position in the WM REIT FUND, which invests primarily in real estate investment trust (REIT) securities. These holdings provided diversification benefits as well as additional performance strength throughout the second half of the period. Because REITs are typically more value-oriented positions, we reduced allocations in the WM GROWTH & INCOME FUND and WM EQUITY INCOME FUND. Foreign holdings also contributed to the Portfolio's performance as the economic recovery spread globally.

Overall, performance was very strong for many asset classes during the fiscal year, and the wide-reaching diversification of the CONSERVATIVE BALANCED PORTFOLIO enhanced results. Certain nontraditional asset types led the market during the period, ultimately to the Portfolio's benefit. High-yield bonds, small-cap growth stocks, international equities, and real estate securities all contributed significantly to the Portfolio's performance. We believe these results underscore the benefits of active asset allocation, which has the potential not only to manage risk, but also to provide tactical opportunities for building wealth over the long term.

Outlook
We are encouraged by the cyclical, stimulus-driven economic recovery and the subsequent rally in equity markets. Markets have reacted to economic improvements and positive earnings growth. Yet, we remain vigilant concerning longer-term secular headwinds that could limit the magnitude of the economic rebound. This economic growth also has the potential to put upward pressure on interest rates. We are seeking prudent opportunities to marginally shift assets into more attractively priced market segments. Our long-term discipline, with asset allocation and diversification at its core, remains our investment strategy regardless of short-term market cycles.

      Portfolio Allocation                   Asset Class Diversification
   as of October 31, 2003(6)                  as of October 31, 2003(6)

          [pie chart]                                  [pie chart]

U.S. Govt. Securities Fund  23%               Mortgage-Backed         27%
Income Fund                 23%               Corporate Bonds         22%
Growth & Income Fund        10%               U.S. Equity Large Cap   17%
High Yield Fund              8%               U.S. Equity Mid Cap     10%
Short Term Income Fund       7%               Cash Equivalents         6%
Growth Fund                  7%               Foreign Equity           6%
Equity Income Fund           6%               U.S. Treasuries          5%
West Coast Equity Fund       4%               U.S. Equity Small Cap    4%
Mid Cap Stock Fund           4%               Convertible Bonds        3%
Small Cap Stock Fund         3%
International Growth Fund    3%
REIT Fund                    2%

(6)  As of October 31, 2003 and may not reflect current allocations.

[PHOTO]                                                   Balanced Portfolio


           Value of a $10,000 Investment (Class A shares)(1), (2)

                                  [graph]

                                                    Capital
                                                     Market
                                                   Benchmark
                            NAV       Sales(3)      Index(4)     Inflation(5)     S&P 500(4)       LB Agg(4)

07/25/96                  $10,000      $9,450
                          $10,074      $9,520       $10,000        $10,000         $10,000         $10,000
                          $10,162      $9,604       $10,120        $10,019         $10,212          $9,983
                          $10,432      $9,858       $10,532        $10,051         $10,786         $10,157
Oct-96                    $10,462      $9,886       $10,799        $10,083         $11,081         $10,382
                          $10,813     $10,218       $11,364        $10,102         $11,923         $10,560
                          $10,740     $10,150       $11,188        $10,102         $11,689         $10,462
                          $10,912     $10,312       $11,619        $10,135         $12,415         $10,494
                          $10,868     $10,271       $11,687        $10,166         $12,515         $10,520
                          $10,585     $10,003       $11,344        $10,192         $11,995         $10,403
                          $10,792     $10,199       $11,818        $10,204         $12,711         $10,559
                          $11,245     $10,627       $12,298        $10,198         $13,491         $10,660
                          $11,501     $10,868       $12,686        $10,210         $14,093         $10,787
                          $12,082     $11,417       $13,427        $10,222         $15,212         $11,078
                          $11,696     $11,053       $12,934        $10,242         $14,366         $10,984
                          $12,089     $11,424       $13,435        $10,267         $15,153         $11,146
Oct-97                    $11,735     $11,090       $13,244        $10,293         $14,647         $11,308
                          $11,750     $11,104       $13,636        $10,287         $15,325         $11,360
                          $11,831     $11,181       $13,832        $10,274         $15,589         $11,475
                          $11,979     $11,320       $13,995        $10,294         $15,762         $11,622
                          $12,542     $11,852       $14,596        $10,313         $16,898         $11,612
                          $12,942     $12,230       $15,065        $10,333         $17,764         $11,652
                          $13,089     $12,369       $15,187        $10,352         $17,942         $11,712
                          $12,920     $12,209       $15,088        $10,370         $17,634         $11,824
                          $13,146     $12,423       $15,507        $10,383         $18,350         $11,924
                          $13,010     $12,295       $15,421        $10,395         $18,155         $11,949
                          $11,653     $11,012       $14,184        $10,408         $15,530         $12,144
                          $12,033     $11,371       $14,862        $10,420         $16,525         $12,428
Oct-98                    $12,510     $11,822       $15,556        $10,445         $17,869         $12,362
                          $13,040     $12,323       $16,157        $10,445         $18,952         $12,433
                          $13,757     $13,001       $16,735        $10,439         $20,044         $12,470
                          $14,260     $13,475       $17,202        $10,464         $20,882         $12,558
                          $13,930     $13,164       $16,761        $10,476         $20,233         $12,339
                          $14,496     $13,698       $17,200        $10,508         $21,043         $12,407
                          $15,019     $14,193       $17,622        $10,585         $21,858         $12,446
                          $14,659     $13,852       $17,310        $10,585         $21,342         $12,337
                          $15,245     $14,406       $17,864        $10,585         $22,526         $12,297
                          $15,039     $14,212       $17,500        $10,616         $21,823         $12,246
                          $15,008     $14,182       $17,444        $10,642         $21,715         $12,239
                          $15,140     $14,307       $17,238        $10,693         $21,120         $12,381
Oct-99                    $15,657     $14,796       $17,918        $10,712         $22,456         $12,427
                          $16,292     $15,395       $18,136        $10,719         $22,913         $12,426
                          $17,468     $16,507       $18,742        $10,719         $24,262         $12,366
                          $17,096     $16,155       $18,153        $10,744         $23,043         $12,326
                          $17,697     $16,724       $18,034        $10,808         $22,607         $12,475
                          $18,366     $17,356       $19,188        $10,896         $24,819         $12,639
                          $17,852     $16,870       $18,820        $10,903         $24,072         $12,603
                          $17,563     $16,597       $18,584        $10,909         $23,578         $12,596
                          $17,934     $16,947       $19,014        $10,973         $24,159         $12,858
                          $17,738     $16,762       $18,905        $10,991         $23,782         $12,975
                          $18,552     $17,532       $19,719        $11,004         $25,259         $13,164
                          $18,140     $17,143       $19,144        $11,062         $23,925         $13,246
Oct-00                    $18,024     $17,033       $19,146        $11,081         $23,824         $13,334
                          $17,098     $16,157       $18,366        $11,087         $21,946         $13,553
                          $17,491     $16,529       $18,556        $11,081         $22,053         $13,805
                          $18,369     $17,359       $19,072        $11,150         $22,835         $14,030
                          $17,482     $16,520       $18,095        $11,195         $20,753         $14,152
                          $16,863     $15,936       $17,444        $11,221         $19,439         $14,223
                          $17,504     $16,541       $18,228        $11,266         $20,949         $14,163
                          $17,735     $16,759       $18,345        $11,316         $21,090         $14,248
                          $17,765     $16,788       $18,105        $11,335         $20,576         $14,302
                          $17,653     $16,682       $18,160        $11,304         $20,374         $14,622
                          $17,284     $16,334       $17,562        $11,304         $19,098         $14,790
                          $16,354     $15,455       $16,792        $11,355         $17,556         $14,962
Oct-01                    $16,714     $15,795       $17,125        $11,316         $17,891         $15,275
                          $17,216     $16,269       $17,819        $11,297         $19,263         $15,064
                          $17,403     $16,446       $17,867        $11,253         $19,432         $14,967
                          $17,149     $16,206       $17,768        $11,279         $19,149         $15,089
                          $16,942     $16,010       $17,632        $11,324         $18,779         $15,235
                          $17,387     $16,431       $17,912        $11,387         $19,486         $14,982
                          $17,013     $16,078       $17,400        $11,451         $18,304         $15,273
                          $16,969     $16,036       $17,382        $11,451         $18,169         $15,403
                          $16,351     $15,452       $16,700        $11,458         $16,875         $15,537
                          $15,555     $14,700       $15,999        $11,470         $15,560         $15,725
                          $15,675     $14,813       $16,171        $11,508         $15,662         $15,990
                          $14,915     $14,094       $15,221        $11,534         $13,960         $16,249
Oct-02                    $15,489     $14,637       $15,997        $11,553         $15,188         $16,175
                          $16,108     $15,222       $16,560        $11,553         $16,082         $16,170
                          $15,764     $14,897       $16,113        $11,527         $15,137         $16,505
                          $15,626     $14,767       $15,865        $11,578         $14,740         $16,519
                          $15,535     $14,680       $15,810        $11,667         $14,519         $16,747
                          $15,554     $14,698       $15,897        $11,737         $14,660         $16,734
                          $16,305     $15,408       $16,736        $11,712         $15,868         $16,873
                          $17,086     $16,146       $17,389        $11,693         $16,704         $17,187
                          $17,250     $16,301       $17,509        $11,706         $16,918         $17,152
                          $17,297     $16,345       $17,459        $11,718         $17,216         $16,576
                          $17,574     $16,607       $17,709        $11,763         $17,551         $16,685
                          $17,700     $16,727       $17,784        $11,801         $17,365         $17,128
Oct-03                    $18,288     $17,282       $18,322        $11,843         $18,348         $16,968

Average Annual Total Returns as of 10/31/03(1)

CLASS A SHARES                                         1 Year    5 Year    Since Inception
                                                                           (July 25, 1996)
Fund (not adjusted for sales charge)                   18.07%     7.89%         8.66%
Fund (adjusted for maximum sales charge)(3)            11.53%     6.68%         7.82%
Capital Market Benchmark(4)                            14.53%     3.33%         8.71%

CLASS B SHARES                                         1 Year    5 Year    Since Inception
                                                                           (July 25, 1996)
Fund (not adjusted for sales charge)                   17.25%     7.09%         7.85%
Fund (adjusted for maximum sales charge)(3)            12.25%     6.78%         7.85%
Capital Market Benchmark(4)                            14.53%     3.33%         8.71%

CLASS C SHARES                                         1 Year    5 Year    Since Inception
                                                                           (March 1, 2002)
Fund (not adjusted for sales charge)                   17.15%       N/A         3.90%
Fund (adjusted for maximum sales charge)(3)            15.01%       N/A         3.31%
Capital Market Benchmark(4)                            14.53%       N/A         2.33%

(1) The Portfolio's performance through October 31, 1998 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses. Performance results assume reinvestment of all capital gains, dividends and other earnings.

(2) The performance of Class B and Class C shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B and Class C shareholders.

(3) Accounts for maximum sales charge of 5.5% for Class A shares and maximum contingent deferred sales charge (CDSC) for Class B shares. CDSC represents a declining charge over 5 years as follows:
     5-5-4-3-2-0%. Performance for Class C shares includes a 1% upfront sales charge and a 1% CDSC, which applies to redemptions within the first 12 months.

(4) The Balanced Portfolio's benchmark is a capital market index that is intended to represent a relevant proxy for market and Portfolio performance. The benchmark allocation is: 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index. For comparative purposes, the benchmark's performance is shown for the ten-year period or from the inception of the particular Portfolio's class of shares. The S&P 500 Index is a broad-based index and is intended to represent the U.S. equity market. The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the fixed-income market as a whole. The returns shown for the indices assume reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

(5) Inflation is measured by the Consumer Price Index for all urban consumers.

Note: Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.

Performance Review
The SAM BALANCED PORTFOLIO returned 18.07% for the one-year period ended October 31, 2003. Both equity and bond markets rallied for much of the fiscal year, and the Portfolio posted solid results, outpacing its benchmark index, which returned 14.53%.(4) Longer-term results have also been favorable. The Portfolio outperformed its benchmark index by an average annual rate of 4.56% for the five-year period ended October 31, 2003. (All Portfolio performance described above is for Class A shares not adjusted for sales charge.)

Economic/Market Review
Equity markets began and ended the fiscal year with separate rallies, but geopolitical conflicts inhibited performance along the way. The period's early rally stalled in December and failed to reignite during the first few months of 2003. This interval was mired in uncertainty and instability as the threat of war took a toll on business and consumer confidence. Once the war in Iraq began, markets moved in lock step with perceptions of its progress, duration, and magnitude.

Global equity markets rebounded in the second quarter of 2003 after geopolitical tensions eased and central banks injected significant stimulus into world economies. In June, the Federal Reserve trimmed the federal funds rate to a 45-year low of 1%. It has since released several statements reaffirming plans to keep interest rates low for as long as it takes to stimulate the economy. This monetary stimulus was coupled with a robust tax reduction package and rampant mortgage refinancing cash-outs, which lined the pockets of consumers and provided significant liquidity.

Throughout the summer, record stimulus helped the economic backdrop improve, and equity markets continued to advance. A cyclical rebound now seems to be underway. In fact, third quarter domestic growth levels topped 8%, the largest quarterly economic growth rate in nearly two decades. Despite this liquidity-driven economic growth, several factors continue to impede business confidence levels. Excess capacity built up during the 1990s continues to curtail current business investment. Firms have begun to slowly increase spending on capital equipment, but they remain reluctant to hire new employees. Consumer spending, which has been buoyed by the very strong housing market, could eventually be affected by the absence of job growth.

Despite these longer-term secular economic headwinds, the cyclical recovery has built stronger profits and helped to push equity markets higher. Corporate balance sheets continue to be cleansed through productivity and cost-cutting measures, and earnings leverage has certainly improved. Investors' appetite for risk has also reemerged. The sectors and asset classes that suffered the most during the downturn rebounded significantly during the past twelve months. Small-cap and foreign equities, as well as the technology sector, returned to favor in 2003 and led the broad-based rally with very strong results. All major market segments reported positive results, with the S&P 500 closing the period up more than 20%.

Bond markets rallied for much of the year in response to declining interest rates. However, longer-term U.S. Treasury securities suffered in June and July as interest rates reacted to stronger-than-expected economic growth by spiking higher. Corporate bond issues benefited from improving balance sheets, and lower-rated, higher-yielding bonds led the fixed-income market by a wide margin. Mortgage rates also edged higher during the period. Both Treasuries and mortgage-backed securities underperformed corporate bonds for the year ended October 31, 2003.

Investment Strategy
The BALANCED PORTFOLIO is diversified among twelve funds, representing eight major asset classes.(6) A combination of asset classes facilitates our ability to manage risk over a long-term investment horizon. Diversification also fueled relative performance with strong results from some nontraditional investment categories during the period.

The overall investment strategy for the period was to:

o Add to equity positions to take advantage of the broad-based market rally

o Increase positions in smaller-cap stocks, which led the market throughout the recovery

o Maintain a balance in growth and value positions, but add slightly to cyclically sensitive growth holdings and sectors

o Heavily weight corporate bonds and take advantage of higher-yielding segments of this market

Review of Portfolio Allocations
During the past twelve months, we shifted the Portfolio's equity weighting from 53% to 57%. Opportunities in stock valuations motivated this move, and the Portfolio benefited from the strong results of its equity allocations. Portfolio performance was also bolstered by its position in the WM SMALL CAP STOCK FUND, which was the best-performing WM Fund during the period. Although we maintained relatively balanced allocations in both growth and value positions, we slightly increased exposure to the WM GROWTH FUND to benefit from the strength in cyclically sensitive sectors.

In March, we introduced a position in the WM REIT FUND, which invests primarily in real estate investment trust (REIT) securities. These holdings provided diversification benefits as well as additional performance strength throughout the second half of the period. Because REITs are typically more value-oriented positions, we reduced allocations in the WM GROWTH & INCOME FUND and WM EQUITY INCOME FUND. Foreign holdings also contributed to the Portfolio's performance as the economic recovery spread globally.

Fixed-income positions were led by the strong results of the WM HIGH YIELD FUND. We have overweighted high-yield corporate bonds since the summer of 2002, and although we may have been a little early, this allocation significantly boosted Portfolio performance this year. The WM INCOME FUND also provided strong results, spurred by falling corporate yield differentials relative to Treasuries, which drove the relative performance of corporate bonds. Mortgage-backed issues suffered through a period of record refinancing and prepayment, causing the WM U.S. GOVERNMENT SECURITIES FUND to underperform. However, we now favor these issues and ended the period by taking some profits in investment-grade corporates in favor of mortgages.

Overall, performance was very strong for many asset classes during the fiscal year, and the wide-reaching diversification of the BALANCED PORTFOLIO enhanced results. Certain nontraditional asset types led the market during the period, ultimately to the Portfolio's benefit. Small-cap growth stocks, high-yield bonds, international equities, and real estate securities all contributed significantly to the Portfolio's performance. We believe these results underscore the benefits of active asset allocation, which has the potential not only to manage risk, but also to provide tactical opportunities for building wealth over the long term.

Outlook
We are encouraged by the cyclical, stimulus-driven economic recovery and the subsequent rally in equity markets. Markets have reacted to economic improvements and positive earnings growth. Yet, we remain vigilant concerning longer-term secular headwinds that could limit the rebound's magnitude. We are seeking prudent opportunities to marginally shift assets into more attractively priced market segments. Our long-term discipline, with asset allocation and diversification at its core, remains our investment strategy regardless of short-term market cycles.

     Portfolio Allocation                     Asset Class Diversification
   as of October 31, 2003(6)                   as of October 31, 2003(6)

          [pie chart]                               [pie chart]

Income Fund                 15%               U.S. Equity Large Cap   26%
U.S. Govt. Securities Fund  15%               Mortgage-Backed         16%
Growth & Income Fund        14%               U.S. Equity Mid Cap     15%
Growth Fund                 11%               Corporate Bonds         14%
Equity Income Fund           9%               Foreign Equity          10%
High Yield Fund              7%               Cash Equivalents         8%
West Coast Equity Fund       6%               U.S. Equity Small Cap    6%
Mid Cap Stock Fund           6%               Convertible Bonds        3%
International Growth Fund    5%               U.S. Treasuries          2%
Small Cap Stock Fund         5%
Cash Equivalents(7)          3%
REIT Fund                    3%
Short Term Income Fund       1%

(6)  As of October 31, 2003 and may not reflect current allocations.

(7) Represents cash holdings outside of the WM Funds approved for use in the Balanced Portfolio.

[PHOTO]                                        Conservative Growth Portfolio

           Value of a $10,000 Investment (Class A shares)(1), (2)

                                  [graph]

                                                    Capital
                                                     Market
                                                   Benchmark
                            NAV       Sales(3)      Index(4)     Inflation(5)     S&P 500(4)

07/25/96                  $10,000      $9,450
                          $10,130      $9,573       $10,000        $10,000         $10,000
                          $10,281      $9,715       $10,166        $10,019         $10,212
                          $10,592     $10,009       $10,659        $10,051         $10,786
Oct-96                    $10,462      $9,886       $10,940        $10,083         $11,081
                          $10,782     $10,189       $11,641        $10,102         $11,923
                          $10,725     $10,135       $11,437        $10,102         $11,689
                          $10,849     $10,252       $12,012        $10,135         $12,415
                          $10,690     $10,102       $12,096        $10,166         $12,515
                          $10,258      $9,694       $11,667        $10,192         $11,995
                          $10,427      $9,853       $12,259        $10,204         $12,711
                          $11,079     $10,470       $12,884        $10,198         $13,491
                          $11,437     $10,808       $13,375        $10,210         $14,093
                          $12,016     $11,355       $14,297        $10,222         $15,212
                          $11,563     $10,927       $13,636        $10,242         $14,366
                          $12,099     $11,434       $14,274        $10,267         $15,153
Oct-97                    $11,615     $10,977       $13,934        $10,293         $14,647
                          $11,605     $10,967       $14,463        $10,287         $15,325
                          $11,648     $11,007       $14,692        $10,274         $15,589
                          $11,782     $11,134       $14,860        $10,294         $15,762
                          $12,528     $11,839       $15,715        $10,313         $16,898
                          $13,040     $12,323       $16,369        $10,333         $17,764
                          $13,207     $12,481       $16,518        $10,352         $17,942
                          $12,885     $12,176       $16,322        $10,370         $17,634
                          $13,175     $12,450       $16,880        $10,383         $18,350
                          $12,919     $12,208       $16,744        $10,395         $18,155
                          $11,050     $10,442       $14,862        $10,408         $15,530
                          $11,594     $10,957       $15,693        $10,420         $16,525
Oct-98                    $12,207     $11,535       $16,697        $10,445         $17,869
                          $12,907     $12,197       $17,526        $10,445         $18,952
                          $13,843     $13,082       $18,345        $10,439         $20,044
                          $14,543     $13,744       $18,984        $10,464         $20,882
                          $14,162     $13,383       $18,446        $10,476         $20,233
                          $15,009     $14,184       $19,057        $10,508         $21,043
                          $15,722     $14,858       $19,659        $10,585         $21,858
                          $15,255     $14,416       $19,253        $10,585         $21,342
                          $16,078     $15,193       $20,096        $10,585         $22,526
                          $15,785     $14,917       $19,577        $10,616         $21,823
                          $15,747     $14,881       $19,498        $10,642         $21,715
                          $15,897     $15,022       $19,115        $10,693         $21,120
Oct-99                    $16,666     $15,749       $20,097        $10,712         $22,456
                          $17,609     $16,641       $20,423        $10,719         $22,913
                          $19,420     $18,352       $21,366        $10,719         $24,262
                          $18,959     $17,917       $20,493        $10,744         $23,043
                          $19,904     $18,809       $20,233        $10,808         $22,607
                          $20,809     $19,665       $21,869        $10,896         $24,819
                          $19,941     $18,845       $21,330        $10,903         $24,072
                          $19,431     $18,362       $20,978        $10,909         $23,578
                          $19,891     $18,797       $21,479        $10,973         $24,159
                          $19,559     $18,483       $21,249        $10,991         $23,782
                          $20,670     $19,533       $22,367        $11,004         $25,259
                          $20,031     $18,930       $21,451        $11,062         $23,925
Oct-00                    $19,815     $18,725       $21,406        $11,081         $23,824
                          $18,359     $17,349       $20,127        $11,087         $21,946
                          $18,843     $17,807       $20,280        $11,081         $22,053
                          $19,961     $18,863       $20,922        $11,150         $22,835
                          $18,597     $17,575       $19,432        $11,195         $20,753
                          $17,643     $16,673       $18,467        $11,221         $19,439
                          $18,693     $17,665       $19,599        $11,266         $20,949
                          $18,966     $17,923       $19,728        $11,316         $21,090
                          $18,974     $17,930       $19,359        $11,335         $20,576
                          $18,645     $17,620       $19,293        $11,304         $20,374
                          $17,987     $16,998       $18,371        $11,304         $19,098
                          $16,566     $15,655       $17,227        $11,355         $17,556
Oct-01                    $16,979     $16,045       $17,562        $11,316         $17,891
                          $17,777     $16,799       $18,591        $11,297         $19,263
                          $18,052     $17,059       $18,698        $11,253         $19,432
                          $17,637     $16,667       $18,510        $11,279         $19,149
                          $17,265     $16,315       $18,260        $11,324         $18,779
                          $17,950     $16,963       $18,749        $11,387         $19,486
                          $17,290     $16,339       $17,913        $11,451         $18,304
                          $17,203     $16,257       $17,837        $11,451         $18,169
                          $16,307     $15,410       $16,852        $11,458         $16,875
                          $15,198     $14,362       $15,842        $11,470         $15,560
                          $15,285     $14,444       $15,979        $11,508         $15,662
                          $14,238     $13,455       $14,641        $11,534         $13,960
Oct-02                    $14,990     $14,165       $15,659        $11,553         $15,188
                          $15,756     $14,889       $16,395        $11,553         $16,082
                          $15,218     $14,381       $15,692        $11,527         $15,137
                          $15,014     $14,189       $15,366        $11,578         $14,740
                          $14,824     $14,008       $15,224        $11,667         $14,519
                          $14,840     $14,024       $15,340        $11,737         $14,660
                          $15,762     $14,895       $16,376        $11,712         $15,868
                          $16,698     $15,779       $17,128        $11,693         $16,704
                          $16,908     $15,978       $17,296        $11,706         $16,918
                          $17,113     $16,172       $17,423        $11,718         $17,216
                          $17,450     $16,490       $17,718        $11,763         $17,551
                          $17,509     $16,546       $17,662        $11,801         $17,365
Oct-03                    $18,302     $17,296       $18,429        $11,843         $18,348

Average Annual Total Returns as of 10/31/03(1)

CLASS A SHARES                                         1 Year    5 Year    Since Inception
                                                                           (July 25, 1996)
Fund (not adjusted for sales charge)                   22.12%     8.44%         8.67%
Fund (adjusted for maximum sales charge)(3)            15.44%     7.22%         7.83%
Capital Market Benchmark(4)                            17.69%     1.99%         8.80%

CLASS B SHARES                                         1 Year    5 Year    Since Inception
                                                                           (July 25, 1996)
Fund (not adjusted for sales charge)                   21.24%     7.55%         7.82%
Fund (adjusted for maximum sales charge)(3)            16.24%     7.25%         7.82%
Capital Market Benchmark(4)                            17.69%     1.99%         8.80%

CLASS C SHARES                                         1 Year    5 Year    Since Inception
                                                                           (March 1, 2002)
Fund (not adjusted for sales charge)                   21.41%       N/A         2.82%
Fund (adjusted for maximum sales charge)(3)            19.22%       N/A         2.20%
Capital Market Benchmark(4)                            17.69%       N/A         0.55%

(1) The Portfolio's performance through October 31, 1998 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses. Performance results assume reinvestment of all capital gains, dividends and other earnings.

(2) The performance of Class B and Class C shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B and Class C shareholders.

(3) Accounts for maximum sales charge of 5.5% for Class A shares and maximum contingent deferred sales charge (CDSC) for Class B shares. CDSC represents a declining charge over 5 years as follows:
     5-5-4-3-2-0%. Performance for Class C shares includes a 1% upfront sales charge and a 1% CDSC, which applies to redemptions within the first 12 months.

(4) The Conservative Growth Portfolio's benchmark is a capital market index that is intended to represent a relevant proxy for market and Portfolio performance. The benchmark allocation is: 80% S&P 500 Index and 20% Lehman Brothers Aggregate Bond Index. For comparative purposes, the benchmark's performance is shown for the ten-year period or from the inception of the particular Portfolio's class of shares. The S&P 500 Index is a broad-based index and is intended to represent the U.S. equity market. The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the fixed-income market as a whole. The returns shown for the indices assume reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

(5) Inflation is measured by the Consumer Price Index for all urban consumers.

Note: Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.

Performance Review
The SAM CONSERVATIVE GROWTH PORTFOLIO returned 22.12% for the one-year period ended October 31, 2003. Both equity and bond markets rallied for much of the fiscal year, and the Portfolio posted solid results, outpacing its benchmark index, which returned 17.69%.(4) In fact, the Portfolio outpaced the S&P 500 Index (20.80% return) despite having more than 20% in fixed-income investments. Longer-term results have also been favorable. The Portfolio outperformed its benchmark index by an average annual rate of 6.45% for the five-year period ended October 31, 2003. (All Portfolio performance described above is for Class A shares not adjusted for sales charge.)

Economic/Market Review
Equity markets began and ended the fiscal year with separate rallies, but geopolitical conflicts inhibited performance along the way. The period's early rally stalled in December and failed to reignite during the first few months of 2003. This interval was mired in uncertainty and instability as the threat of war took a toll on business and consumer confidence. Once the war in Iraq began, markets moved in lock step with perceptions of its progress, duration, and magnitude.

Global equity markets rebounded in the second quarter of 2003 after geopolitical tensions eased and central banks injected significant stimulus into world economies. In June, the Federal Reserve trimmed the federal funds rate to a 45-year low of 1%. It has since released several statements reaffirming plans to keep interest rates low for as long as it takes to stimulate the economy. This monetary stimulus was coupled with a robust tax reduction package and rampant mortgage refinancing cash-outs, which lined the pockets of consumers and provided significant liquidity.

Throughout the summer, record stimulus helped the economic backdrop improve, and equity markets continued to advance. A cyclical rebound now seems to be underway. In fact, third quarter domestic growth levels topped 8%, the largest quarterly economic growth rate in nearly two decades. Despite this liquidity-driven economic growth, several factors continue to impede business confidence levels. Excess capacity built up during the 1990s continues to curtail current business investment. Firms have begun to slowly increase spending on capital equipment, but they remain reluctant to hire new employees. Consumer spending, which has been buoyed by the very strong housing market, could eventually be affected by the absence of job growth.

Despite these longer-term secular economic headwinds, the cyclical recovery has built stronger profits and helped to push equity markets higher. Corporate balance sheets continue to be cleansed through productivity and cost-cutting measures, and earnings leverage has certainly improved. Investors' appetite for risk has also reemerged. The sectors and asset classes that suffered the most during the downturn rebounded significantly during the past twelve months. Small-cap and foreign equities, as well as the technology sector, returned to favor in 2003 and led the broad-based rally with very strong results. All major market segments reported positive results, with the S&P 500 closing the period up more than 20%.

Bond markets rallied for much of the year in response to declining interest rates. However, longer-term U.S. Treasury securities suffered in June and July as interest rates reacted to stronger-than-expected economic growth by spiking higher. Corporate bond issues benefited from improving balance sheets, and lower-rated, higher-yielding bonds led the fixed-income market by a wide margin.

Investment Strategy
The CONSERVATIVE GROWTH PORTFOLIO is diversified among eleven funds, representing eight major asset classes.(6) A combination of asset classes facilitates our ability to manage risk over a long-term investment horizon. Diversification also fueled relative performance with strong results from some nontraditional investment categories during the period.

The overall investment strategy for the period was to:

o Add to equity positions to take advantage of the broad-based market rally

o Increase positions in both small- and mid-cap stocks, which led the market throughout the recovery

o Maintain a balance in growth and value positions, but add slightly to cyclically sensitive growth holdings and sectors

o Build corporate bond positions and take advantage of higher-yielding segments of this market

Review of Portfolio Allocations
During the past twelve months, we shifted the Portfolio's equity weighting from 73% to 75%. Opportunities in stock valuations motivated this move, and the Portfolio benefited from the strong results of its equity allocations. Portfolio performance was also bolstered by its position in the WM SMALL CAP STOCK FUND, which was the best-performing WM Fund during the period. Although we maintained relatively balanced allocations in both growth and value positions, we slightly increased exposure to the WM GROWTH FUND to benefit from the strength in cyclically sensitive sectors.

In March, we introduced a position in the WM REIT FUND, which invests primarily in real estate investment trust (REIT) securities. These holdings provided diversification benefits as well as additional performance strength throughout the second half of the period. Because REITs are typically more value-oriented positions, we reduced allocations in the WM GROWTH & INCOME FUND and WM EQUITY INCOME FUND. Foreign holdings also contributed to the Portfolio's performance as the economic recovery spread globally. The WM INTERNATIONAL GROWTH FUND and the WM WEST COAST EQUITY FUND also added to the year's outcome.

Fixed-income positions were led by the strong results of the WM HIGH YIELD FUND. We have overweighted high-yield corporate bonds since the summer of 2002, and although we may have been a little early, this allocation significantly boosted Portfolio performance this year. The WM INCOME FUND also provided strong results, spurred by falling corporate yield differentials relative to Treasuries, which drove the relative performance of corporate bonds. Mortgage-backed issues suffered through a period of record refinancing and prepayment, causing the WM U.S. GOVERNMENT SECURITIES FUND to underperform. However, we now favor these issues and ended the period by taking some profits in investment-grade corporates in favor of mortgages.

Overall, performance was very strong for many asset classes during the fiscal year, and the wide-reaching diversification of the CONSERVATIVE GROWTH PORTFOLIO enhanced results. Certain nontraditional asset types led the market during the period, ultimately to the Portfolio's benefit. Small-cap growth stocks, high-yield bonds, international equities, and real estate securities all contributed significantly to the Portfolio's performance. We believe these results underscore the benefits of active asset allocation, which has the potential not only to manage risk, but also to provide tactical opportunities for building wealth over the long term.

Outlook
We are encouraged by the cyclical, stimulus-driven economic recovery and the subsequent rally in equity markets. Markets have reacted to economic improvements and positive earnings growth. Yet, we remain vigilant concerning longer-term secular headwinds that could limit the rebound's magnitude. We are seeking prudent opportunities to marginally shift assets into more attractively priced market segments. Our long-term discipline, with asset allocation and diversification at its core, remains our investment strategy regardless of short-term market cycles.

      Portfolio Allocation                    Asset Class Diversification
   as of October 31, 2003(6)                   as of October 31, 2003(6)

         [pie chart]                                 [pie chart]

Growth & Income Fund        19%               U.S. Equity Large Cap   34%
Growth Fund                 15%               U.S. Equity Mid Cap     20%
Equity Income Fund          12%               Foreign Equity          13%
Income Fund                  8%               Corporate Bonds          9%
West Coast Equity Fund       8%               Mortgage-Backed          8%
U.S. Govt. Securities Fund   7%               U.S. Equity Small Cap    8%
Mid Cap Stock Fund           7%               Cash Equivalents         5%
Small Cap Stock Fund         7%               Convertible Bonds        2%
International Growth Fund    7%               U.S. Treasuries          1%
High Yield Fund              6%
REIT Fund                    4%

(6) As of October 31, 2003 and may not reflect current allocations.

[PHOTO]                                           Strategic Growth Portfolio

           Value of a $10,000 Investment (Class A shares)(1), (2)

                                  [graph]

                            NAV       Sales(3)     S&P 500(4)   Inflation(5)

07/25/96                  $10,000      $9,450
                          $10,110      $9,554       $10,000      $10,000
                          $10,300      $9,734       $10,212      $10,019
                          $10,690     $10,102       $10,786      $10,051
Oct-96                    $10,560      $9,979       $11,081      $10,083
                          $11,080     $10,471       $11,923      $10,102
                          $11,001     $10,396       $11,689      $10,102
                          $11,308     $10,686       $12,415      $10,135
                          $11,148     $10,535       $12,515      $10,166
                          $10,640     $10,055       $11,995      $10,192
                          $10,852     $10,255       $12,711      $10,204
                          $11,561     $10,925       $13,491      $10,198
                          $11,932     $11,276       $14,093      $10,210
                          $12,716     $12,017       $15,212      $10,222
                          $12,240     $11,566       $14,366      $10,242
                          $12,822     $12,117       $15,153      $10,267
Oct-97                    $12,282     $11,607       $14,647      $10,293
                          $12,325     $11,647       $15,325      $10,287
                          $12,362     $11,682       $15,589      $10,274
                          $12,509     $11,821       $15,762      $10,294
                          $13,471     $12,730       $16,898      $10,313
                          $14,106     $13,330       $17,764      $10,333
                          $14,298     $13,511       $17,942      $10,352
                          $13,879     $13,115       $17,634      $10,370
                          $14,331     $13,543       $18,350      $10,383
                          $13,992     $13,222       $18,155      $10,395
                          $11,773     $11,125       $15,530      $10,408
                          $12,508     $11,820       $16,525      $10,420
Oct-98                    $13,210     $12,483       $17,869      $10,445
                          $13,980     $13,211       $18,952      $10,445
                          $15,159     $14,325       $20,044      $10,439
                          $16,068     $15,184       $20,882      $10,464
                          $15,594     $14,737       $20,233      $10,476
                          $16,530     $15,621       $21,043      $10,508
                          $17,365     $16,410       $21,858      $10,585
                          $16,792     $15,868       $21,342      $10,585
                          $17,789     $16,811       $22,526      $10,585
                          $17,337     $16,384       $21,823      $10,616
                          $17,325     $16,372       $21,715      $10,642
                          $17,490     $16,528       $21,120      $10,693
Oct-99                    $18,436     $17,422       $22,456      $10,712
                          $19,621     $18,542       $22,913      $10,719
                          $21,901     $20,697       $24,262      $10,719
                          $21,446     $20,266       $23,043      $10,744
                          $22,799     $21,545       $22,607      $10,808
                          $23,802     $22,493       $24,819      $10,896
                          $22,552     $21,312       $24,072      $10,903
                          $21,901     $20,696       $23,578      $10,909
                          $22,551     $21,311       $24,159      $10,973
                          $22,057     $20,844       $23,782      $10,991
                          $23,502     $22,209       $25,259      $11,004
                          $22,604     $21,361       $23,925      $11,062
Oct-00                    $22,279     $21,053       $23,824      $11,081
                          $20,325     $19,207       $21,946      $11,087
                          $20,931     $19,779       $22,053      $11,081
                          $22,320     $21,093       $22,835      $11,150
                          $20,448     $19,323       $20,753      $11,195
                          $19,180     $18,125       $19,439      $11,221
                          $20,666     $19,530       $20,949      $11,266
                          $21,011     $19,856       $21,090      $11,316
                          $21,066     $19,907       $20,576      $11,335
                          $20,459     $19,334       $20,374      $11,304
                          $19,537     $18,462       $19,098      $11,304
                          $17,540     $16,575       $17,556      $11,355
Oct-01                    $18,036     $17,044       $17,891      $11,316
                          $19,097     $18,047       $19,263      $11,297
                          $19,527     $18,453       $19,432      $11,253
                          $18,908     $17,868       $19,149      $11,279
                          $18,374     $17,364       $18,779      $11,324
                          $19,339     $18,275       $19,486      $11,387
                          $18,432     $17,418       $18,304      $11,451
                          $18,274     $17,269       $18,169      $11,451
                          $17,108     $16,167       $16,875      $11,458
                          $15,638     $14,778       $15,560      $11,470
                          $15,696     $14,833       $15,662      $11,508
                          $14,327     $13,539       $13,960      $11,534
Oct-02                    $15,249     $14,410       $15,188      $11,553
                          $16,185     $15,295       $16,082      $11,553
                          $15,455     $14,605       $15,137      $11,527
                          $15,180     $14,345       $14,740      $11,578
                          $14,890     $14,071       $14,519      $11,667
                          $14,905     $14,085       $14,660      $11,737
                          $15,965     $15,086       $15,868      $11,712
                          $17,068     $16,129       $16,704      $11,693
                          $17,329     $16,376       $16,918      $11,706
                          $17,691     $16,718       $17,216      $11,718
                          $18,098     $17,102       $17,551      $11,763
                          $18,083     $17,089       $17,365      $11,801
Oct-03                    $19,100     $18,049       $18,348      $11,843

Average Annual Total Returns as of 10/31/03(1)

CLASS A SHARES                                         1 Year    5 Year    Since Inception
                                                                           (July 25, 1996)
Fund (not adjusted for sales charge)                   25.24%     7.65%         9.31%
Fund (adjusted for maximum sales charge)(3)            18.32%     6.44%         8.47%
S&P 500 Index(4)                                       20.80%     0.53%         8.73%

CLASS B SHARES                                         1 Year    5 Year    Since Inception
                                                                           (July 25, 1996)
Fund (not adjusted for sales charge)                   24.35%    6.87%          8.51%
Fund (adjusted for maximum sales charge)(3)            19.34%    6.56%          8.51%
S&P 500 Index(4)                                       20.80%    0.53%          8.73%

CLASS C SHARES                                         1 Year    5 Year    Since Inception
                                                                           (March 1, 2002)
Fund (not adjusted for sales charge)                   24.44%       N/A         1.63%
Fund (adjusted for maximum sales charge)(3)            22.25%       N/A         1.00%
S&P 500 Index(4)                                       20.80%       N/A        -1.38%

(1) The Portfolio's performance through October 31, 1998 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses. Performance results assume reinvestment of all capital gains, dividends and other earnings.

(2) The performance of Class B and Class C shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B and Class C shareholders.

(3) Accounts for maximum sales charge of 5.5% for Class A shares and maximum contingent deferred sales charge (CDSC) for Class B shares. CDSC represents a declining charge over 5 years as follows:
     5-5-4-3-2-0%. Performance for Class C shares includes a 1% upfront sales charge and a 1% CDSC, which applies to redemptions within the first 12 months.

(4) The S&P 500 Index is a broad-based index and is intended to represent the U.S. equity market. For comparative purposes, the benchmark's performance is shown from the inception of the particular Portfolio's class of shares. The returns shown for the index assume reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

(5) Inflation is measured by the Consumer Price Index for all urban consumers.

Note: Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.

Performance Review
The SAM STRATEGIC GROWTH PORTFOLIO returned 25.24% for the one-year period ended October 31, 2003. Equity markets rallied for much of the fiscal year, and the Portfolio posted solid results. It outpaced the S&P 500, which returned 20.80%.(4) Longer-term results have also been favorable. The Portfolio outperformed the S&P 500 by an average annual rate of 7.12% for the five-year period ended October 31, 2003. (All Portfolio performance described above is for Class A shares not adjusted for sales charge.)

Economic/Market Review
Equity markets began and ended the fiscal year with separate rallies, but geopolitical conflicts inhibited performance along the way. The period's early rally stalled in December and failed to reignite during the first few months of 2003. This interval was mired in uncertainty and instability as the threat of war took a toll on business and consumer confidence. Once the war in Iraq began, markets moved in lock step with perceptions of its progress, duration, and magnitude.

Global equity markets rebounded in the second quarter of 2003 after geopolitical tensions eased and central banks injected significant stimulus into world economies. In June, the Federal Reserve trimmed the federal funds rate to a 45-year low of 1%. It has since released several statements reaffirming plans to keep interest rates low for as long as it takes to stimulate the economy. This monetary stimulus was coupled with a robust tax reduction package and rampant mortgage refinancing cash-outs, which lined the pockets of consumers and provided significant liquidity.

Throughout the summer, record stimulus helped the economic backdrop improve, and equity markets continued to advance. A cyclical rebound now seems to be underway. In fact, third quarter domestic growth levels topped 8%, the largest quarterly economic growth rate in nearly two decades. Despite this liquidity-driven economic growth, several factors continue to impede business confidence levels. Excess capacity built up during the 1990s continues to curtail current business investment. Firms have begun to slowly increase spending on capital equipment, but they remain reluctant to hire new employees. Consumer spending, which has been buoyed by the very strong housing market, could eventually be affected by the absence of job growth.

Despite these longer-term secular economic headwinds, the cyclical recovery has built stronger profits and helped to push equity markets higher. Corporate balance sheets continue to be cleansed through productivity and cost-cutting measures, and earnings leverage has certainly improved. Investors' appetite for risk has also reemerged. The sectors and asset classes that suffered the most during the downturn rebounded significantly during the past twelve months. Small-cap and foreign equities, as well as the technology sector, returned to favor in 2003 and led the broad-based rally with very strong results. All major market segments reported positive results, with the S&P 500 closing the period up more than 20%. Corporate bond issues also benefited from improving balance sheets, and lower-rated, higher-yielding bonds led the fixed-income market by a wide margin.

Investment Strategy
The STRATEGIC GROWTH PORTFOLIO is diversified among nine funds, representing six major asset classes.(6) A combination of asset classes facilitates our ability to manage risk over a long-term investment horizon. Diversification also fueled relative performance with strong results from some nontraditional investment categories during the period.

The overall investment strategy for the period was to:

o Broaden diversification levels by spreading equity assets across multiple classes and introducing an investment in real estate securities

o Increase positions in both small- and mid-cap stocks, which led the market throughout the recovery

o Maintain a balance in growth and value positions, but add slightly to cyclically sensitive growth holdings and sectors

o Take advantage of the strong performance of higher-yielding corporate bonds

Review of Portfolio Allocations
During the past twelve months, we broadened overall equity diversification levels. We added to small-cap stocks throughout the year, and Portfolio performance was bolstered by its position in the WM SMALL CAP STOCK FUND, which was the best-performing WM Fund during the period. Although we maintained relatively balanced allocations in both growth and value positions, we slightly increased exposure to the WM GROWTH FUND to benefit from the strength in cyclically sensitive sectors.

In March, we introduced a position in the WM REIT FUND, which invests primarily in real estate investment trust (REIT) securities. These holdings provided diversification benefits as well as additional performance strength throughout the second half of the period. Because REITs are typically more value-oriented positions, we reduced allocations in the WM GROWTH & INCOME FUND and WM EQUITY INCOME FUND. Foreign holdings also contributed to the Portfolio's performance as the economic recovery spread globally. The WM INTERNATIONAL GROWTH FUND and the WM WEST COAST EQUITY FUND also added to the year's outcome. Fixed-income positions were led by the strong results of the WM HIGH YIELD FUND, and this allocation significantly boosted Portfolio performance.

Overall, performance was very strong for many asset classes during the fiscal year, and the wide-reaching equity diversification of the STRATEGIC GROWTH PORTFOLIO enhanced results. Certain nontraditional asset types led the market during the period, ultimately to the Portfolio's benefit. Small-cap growth stocks, high-yield bonds, international equities, and real estate securities all contributed significantly to the Portfolio's performance. We believe these results underscore the benefits of active asset allocation, which has the potential not only to manage risk, but also to provide tactical opportunities for building wealth over the long term.

Outlook
We are encouraged by the cyclical, stimulus-driven economic recovery and the subsequent rally in equity markets. Markets have reacted to economic improvements and positive earnings growth. Yet, we remain vigilant concerning longer-term secular headwinds that could limit the rebound's magnitude. We are seeking prudent opportunities to marginally shift assets into more attractively priced market segments. Our long-term discipline, with asset allocation and diversification at its core, remains our investment strategy regardless of short-term market cycles.

       Portfolio Allocation                   Asset Class Diversification
    as of October 31, 2003(6)                  as of October 31, 2003(6)

          [pie chart]                                  [pie chart]

Growth & Income Fund        23%               U.S. Equity Large Cap   40%
Growth Fund                 16%               U.S. Equity Mid Cap     24%
Equity Income Fund          12%               Foreign Equity          15%
Mid Cap Stock Fund          11%               U.S. Equity Small Cap   10%
West Coast Equity Fund      10%               Cash Equivalents         5%
Small Cap Stock Fund         9%               Corporate Bonds          4%
International Growth Fund    9%               Convertible Bonds        2%
High Yield Fund              6%
REIT Fund                    4%

(6) As of October 31, 2003 and may not reflect current allocations.

PORTFOLIO OF INVESTMENTS

FLEXIBLE INCOME PORTFOLIO

OCTOBER 31, 2003

                                                                 VALUE
       SHARES                                                    (000S)
       ------                                                    ------

INVESTMENT COMPANY SECURITIES -- 99.3%
      1,477,166  WM Equity Income Fund                         $ 22,822
      2,510,703  WM Growth & Income Fund                         54,432
      2,033,525  WM Growth Fund                                  28,734
      6,595,814  WM High Yield Fund                              51,843
     19,665,691  WM Income Fund                                 184,071
      1,175,749  WM Mid Cap Stock Fund                           18,224
        624,131  WM REIT Fund                                     7,783
     34,952,464  WM Short Term Income Fund                       83,537
      1,232,164  WM Small Cap Stock Fund                         16,954
     16,493,572  WM U.S. Government Securities Fund             179,615
        364,281  WM West Coast Equity Fund                       11,799
                                                               --------
                 Total Investment Company Securities
                   (Cost $630,898)                              659,814
                                                               --------
     PRINCIPAL
      AMOUNT
      (000s)
     ---------

REPURCHASE AGREEMENT -- 0.4%
  (Cost $2,512)
         $2,512  Agreement with Goldman Sachs Group, Inc.,
                   0.960% dated 10/31/2003, to be
                   repurchased at $2,512 on 11/03/2003
                   (Collateralized by $2,132 U.S. Treasury
                   Bonds, having various interest rates and
                   maturities, Market Value $2,557)               2,512
                                                               --------
TOTAL INVESTMENTS (Cost $633,410*)                    99.7%     662,326
OTHER ASSETS AND LIABILITIES (NET)                     0.3        2,251
                                                     -----     --------

NET ASSETS                                           100.0%    $664,577
                                                     =====     ========

--------
* Aggregate cost for federal tax purposes is $635,297.


                     See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

CONSERVATIVE BALANCED PORTFOLIO

OCTOBER 31, 2003

                                                                 VALUE
       SHARES                                                    (000S)
       ------                                                    ------

INVESTMENT COMPANY SECURITIES -- 99.2%

     1,003,655   WM Equity Income Fund                         $ 15,506
     1,181,061   WM Growth & Income Fund                         25,605
     1,354,390   WM Growth Fund                                  19,137
     2,584,496   WM High Yield Fund                              20,314
     6,453,762   WM Income Fund                                  60,407
       937,007   WM International Growth Fund                     7,899
       633,258   WM Mid Cap Stock Fund                            9,816
       457,179   WM REIT Fund                                     5,701
     7,610,745   WM Short Term Income Fund                       18,190
       595,028   WM Small Cap Stock Fund                          8,188
     5,504,789   WM U.S. Government Securities Fund              59,947
       285,238   WM West Coast Equity Fund                        9,239
                                                               --------
                 Total Investment Company Securities
                   (Cost $245,619)                              259,949
                                                               --------
     PRINCIPAL
      AMOUNT
      (000s)
     ---------

REPURCHASE AGREEMENT -- 0.3%
  (Cost $714)

   $       714   Agreement with Goldman Sachs Group, Inc.,
                   0.960% dated 10/31/2003, to be
                   repurchased at $714 on 11/03/2003
                   (Collateralized by $606 U.S. Treasury
                   Bonds, having various interest rates and
                   maturities, Market Value $727)                   714
                                                               --------

TOTAL INVESTMENTS (Cost $246,333*)                    99.5%     260,663

OTHER ASSETS AND LIABILITIES (NET)                     0.5        1,368
                                                     -----     --------

NET ASSETS                                           100.0%    $262,031
                                                     =====     ========

--------
* Aggregate cost for federal tax purposes is $249,190.

                     See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

BALANCED PORTFOLIO

OCTOBER 31, 2003

                                                                 VALUE
       SHARES                                                    (000S)
       ------                                                    ------

INVESTMENT COMPANY SECURITIES -- 96.8%
     12,779,232  WM Equity Income Fund                       $  197,439
     13,719,549  WM Growth & Income Fund                        297,440
     16,420,036  WM Growth Fund                                 232,015
     17,344,147  WM High Yield Fund                             136,325
     32,959,482  WM Income Fund                                 308,501
     13,544,869  WM International Growth Fund                   114,183
      7,712,800  WM Mid Cap Stock Fund                          119,548
      5,341,637  WM REIT Fund                                    66,610
     11,541,255  WM Short Term Income Fund                       27,584
      8,092,677  WM Small Cap Stock Fund                        111,355
     27,902,425  WM U.S. Government Securities Fund             303,858
      3,663,912  WM West Coast Equity Fund                      118,674
                                                             ----------
                 Total Investment Company Securities
                   (Cost $1,943,256)                          2,033,532
                                                             ----------
     PRINCIPAL
      AMOUNT
      (000s)
     ---------

REPURCHASE AGREEMENT -- 2.9%
  (Cost $61,912)

    $    61,912  Agreement with Goldman Sachs Group, Inc.,
                   0.960% dated 10/31/2003, to be
                   repurchased at $61,917 on 11/03/2003
                   (Collateralized by $52,537 U.S. Treasury
                   Bonds, having various interest rates and
                   maturities, Market Value $63,025)             61,912
                                                             ----------

TOTAL INVESTMENTS (Cost $2,005,168*)                99.7%     2,095,444

OTHER ASSETS AND LIABILITIES (NET)                   0.3          5,980
                                                   -----     ----------

NET ASSETS                                         100.0%    $2,101,424
                                                   =====     ==========

--------
* Aggregate cost for federal tax purposes is $2,023,294.


                     See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

CONSERVATIVE GROWTH PORTFOLIO

OCTOBER 31, 2003

                                                                 VALUE
       SHARES                                                    (000S)
       ------                                                    ------

INVESTMENT COMPANY SECURITIES -- 99.5%
     12,287,180  WM Equity Income Fund                       $  189,837
     14,376,833  WM Growth & Income Fund                        311,690
     17,036,526  WM Growth Fund                                 240,726
     12,165,693  WM High Yield Fund                              95,622
     13,442,607  WM Income Fund                                 125,823
     13,785,370  WM International Growth Fund                   116,211
      7,903,923  WM Mid Cap Stock Fund                          122,511
      5,360,930  WM REIT Fund                                    66,851
      8,721,008  WM Small Cap Stock Fund                        120,001
     10,589,587  WM U.S. Government Securities Fund             115,321
      3,845,311  WM West Coast Equity Fund                      124,549
                                                             ----------

                 Total Investment Company Securities
                   (Cost $1,594,673)                          1,629,142
                                                             ----------

     PRINCIPAL
      AMOUNT
      (000s)
     ---------

REPURCHASE AGREEMENT -- 0.2%
  (Cost $3,597)

    $     3,597  Agreement with Goldman Sachs Group, Inc.,
                   0.960% dated 10/31/2003, to be
                   repurchased at $3,597 on 11/03/2003
                   (Collateralized by $3,052 U.S. Treasury
                   Bonds, having various interest rates and
                   maturities, Market Value $3,662)               3,597
                                                             ----------

TOTAL INVESTMENTS (Cost $1,598,270*)                99.7%     1,632,739

OTHER ASSETS AND LIABILITIES (NET)                   0.3          5,630
                                                   -----     ----------

NET ASSETS                                         100.0%    $1,638,369
                                                   =====     ==========

--------
* Aggregate cost for federal tax purposes is $1,613,484.


                     See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

STRATEGIC GROWTH PORTFOLIO

OCTOBER 31, 2003

                                                                 VALUE
       SHARES                                                    (000S)
       ------                                                    ------

INVESTMENT COMPANY SECURITIES -- 99.2%
      6,724,508  WM Equity Income Fund                         $103,894
      9,511,478  WM Growth & Income Fund                        206,209
     10,187,061  WM Growth Fund                                 143,943
      6,395,824  WM High Yield Fund                              50,271
      9,375,379  WM International Growth Fund                    79,034
      6,428,224  WM Mid Cap Stock Fund                           99,637
      2,818,964  WM REIT Fund                                    35,152
      5,877,994  WM Small Cap Stock Fund                         80,882
      2,626,387  WM West Coast Equity Fund                       85,069
                                                               --------

                 Total Investment Company Securities
                   (Cost $908,055)                              884,091
                                                               --------
     PRINCIPAL
      AMOUNT
      (000s)
     ---------

REPURCHASE AGREEMENT -- 0.3%
  (Cost $2,905)

    $     2,905  Agreement with Goldman Sachs Group, Inc.,
                   0.960% dated 10/31/2003, to be
                   repurchased at $2,905 on 11/03/2003
                   (Collateralized by $2,465 U.S. Treasury
                   Bonds, having various interest rates and
                   maturities, Market Value $2,957)               2,905
                                                               --------

TOTAL INVESTMENTS (Cost $910,960*)                    99.5%     886,996

OTHER ASSETS AND LIABILITIES (NET)                     0.5        4,338
                                                     -----     --------

NET ASSETS                                           100.0%    $891,334
                                                     =====     ========

--------
* Aggregate cost for federal tax purposes is $927,078.


                     See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS

OCTOBER 31, 2003

(IN THOUSANDS)

                                                             FLEXIBLE    CONSERVATIVE                  CONSERVATIVE     STRATEGIC
                                                              INCOME       BALANCED       BALANCED        GROWTH         GROWTH
                                                            PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO       PORTFOLIO
                                                            ---------    ------------   ------------    ----------      ---------

ASSETS:
Investments, at value (a)                                    $662,326      $260,663      $2,095,444     $1,632,739      $886,996
Receivable for Portfolio shares sold                            5,422         2,162          14,996         11,170         8,011
Prepaid expenses and other assets                                   3             1               8              8             5
                                                             --------      --------      ----------     ----------      --------
     Total Assets                                             667,751       262,826       2,110,448      1,643,917       895,012
                                                             --------      --------      ----------     ----------      --------


LIABILITIES:
Payable for Portfolio shares redeemed                           1,733           436           2,371          1,281           699
Payable for investment securities purchased                       512            --           3,912          2,097         1,705
Investment advisory fee payable                                   361           129           1,078            849           473
Shareholder servicing and distribution
  fees payable                                                    416           157           1,244            967           547
Transfer agent fees payable                                        36            14             111            101            78
Accrued expenses and other payables                               116            59             308            253           176
                                                             --------      --------      ----------     ----------      --------
     Total Liabilities                                          3,174           795           9,024          5,548         3,678
                                                             --------      --------      ----------     ----------      --------
NET ASSETS                                                   $664,577      $262,031      $2,101,424     $1,638,369      $891,334
                                                             ========      ========      ==========     ==========      ========
(a) Investments, at cost                                     $633,410      $246,333      $2,005,168     $1,598,270      $910,960
                                                             ========      ========      ==========     ==========      ========

NET ASSETS CONSIST OF:
Undistributed net investment income/
  (accumulated net investment loss)                          $  1,974      $    556      $    1,815     $     (331)     $ (4,099)
Accumulated net realized loss on
  investment transactions                                      (6,566)       (2,913)        (48,508)       (48,877)      (40,809)
Net unrealized appreciation/(depreciation)
  of investments                                               28,916        14,331          90,276         34,468       (23,964)
Paid-in capital                                               640,253       250,057       2,057,841      1,653,109       960,206
                                                             --------      --------      ----------     ----------      --------
     Total Net Assets                                        $664,577      $262,031      $2,101,424     $1,638,369      $891,334
                                                             ========      ========      ==========     ==========      ========


                                               See Notes to Financial Statements.

                                                                          19





STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS

OCTOBER 31, 2003

(IN THOUSANDS)

                                                             FLEXIBLE    CONSERVATIVE                  CONSERVATIVE     STRATEGIC
                                                              INCOME       BALANCED       BALANCED        GROWTH         GROWTH
                                                            PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO       PORTFOLIO
                                                            ---------    ------------   ------------    ----------      ---------

NET ASSETS:
Class A Shares                                               $224,192      $ 94,005      $  792,423     $  615,501      $298,852
                                                             ========      ========      ==========     ==========      ========

Class B Shares                                               $371,639      $116,742      $1,074,925     $  827,312      $484,656
                                                             ========      ========      ==========     ==========      ========

Class C Shares                                               $ 68,746      $ 51,284      $  234,076     $  195,556      $107,826
                                                             ========      ========      ==========     ==========      ========

SHARES OUTSTANDING:
Class A Shares                                                 20,530         9,584          66,896         49,374        22,701
                                                             ========      ========      ==========     ==========      ========

Class B Shares                                                 34,092        11,923          90,961         67,898        38,071
                                                             ========      ========      ==========     ==========      ========

Class C Shares                                                  6,328         5,253          19,878         16,125         8,464
                                                             ========      ========      ==========     ==========      ========

CLASS A SHARES:**
Net asset value per share of beneficial interest
  outstanding *                                              $  10.92      $   9.81      $    11.85     $    12.47      $  13.16
                                                             ========      ========      ==========     ==========      ========

Maximum sales charge                                            4.50%         5.50%           5.50%          5.50%         5.50%
                                                             ========      ========      ==========     ==========      ========

Maximum offering price per share of beneficial
  interest outstanding                                       $  11.43      $  10.38      $    12.54     $    13.20      $  13.93
                                                             ========      ========      ==========     ==========      ========

CLASS B SHARES:**
Net asset value and offering price per share of
  beneficial interest outstanding *                          $  10.90      $   9.79      $    11.82     $    12.18      $  12.73
                                                             ========      ========      ==========     ==========      ========

CLASS C SHARES:**
Net asset value per share of beneficial
interest outstanding *                                       $  10.86      $   9.76      $    11.78     $    12.13      $  12.74
                                                             ========      ========      ==========     ==========      ========

Maximum sales charge                                            1.00%         1.00%           1.00%          1.00%         1.00%
                                                             ========      ========      ==========     ==========      ========

Maximum offering price per share of beneficial
  interest outstanding                                       $  10.97      $   9.86      $    11.90     $    12.25      $  12.87
                                                             ========      ========      ==========     ==========      ========

* Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.
** Net asset value and maximum offering price are not shown in thousands.

                                               See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS

FOR THE YEAR ENDED OCTOBER 31, 2003

(IN THOUSANDS)

                                                             FLEXIBLE    CONSERVATIVE                  CONSERVATIVE     STRATEGIC
                                                              INCOME       BALANCED       BALANCED        GROWTH         GROWTH
                                                            PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO       PORTFOLIO
                                                            ---------    ------------   ------------    ----------      ---------

INVESTMENT INCOME:
Dividends from investment company securities                 $25,303       $ 6,697        $ 46,428       $ 27,901       $  9,284
Interest                                                          22            12             543             32             22
                                                             -------       -------        --------       --------       --------
  Total investment income                                     25,325         6,709          46,971         27,933          9,306
                                                             -------       -------        --------       --------       --------

EXPENSES:
Investment advisory fee                                        3,521         1,080           9,728          7,825          4,226
Custodian fees                                                     3             3               3              3              3
Legal and audit fees                                              37            26              65             56             40
Registration and filing fees                                      97            82             201            165            114
Other                                                            260            89             761            655            445
Shareholder servicing and distribution fees:
  Class A Shares                                                 451           136           1,370          1,087            513
  Class B Shares                                               3,155           838           8,682          6,874          3,919
  Class C Shares                                                 457           281           1,219            987            529
Transfer agent fees:
  Class A Shares                                                 112            39             380            377            288
  Class B Shares                                                 223            76             724            695            552
  Class C Shares                                                  30            19              79             77             52
                                                             -------       -------        --------       --------       --------
  Total expenses                                               8,346         2,669          23,212         18,801         10,681
Fees waived by the investment advisor                             --           (74)             --             --             --
Fees reduced by custodian credits                                 --*           --*             --*            --*            --*
                                                             -------       -------        --------       --------       --------
  Net expenses                                                 8,346         2,595          23,212         18,801         10,681
                                                             -------       -------        --------       --------       --------
NET INVESTMENT INCOME/(LOSS)                                  16,979         4,114          23,759          9,132         (1,375)
                                                             -------       -------        --------       --------       --------


NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
Net realized loss on investment transactions                  (4,679)       (1,915)        (23,365)       (27,792)       (18,516)
Net change in unrealized appreciation/depreciation of
  investments                                                 43,834        19,838         258,639        267,163        170,878
                                                             -------       -------        --------       --------       --------
Net realized and unrealized gain on investments               39,155        17,923         235,274        239,371        152,362
                                                             -------       -------        --------       --------       --------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                  $56,134       $22,037        $259,033       $248,503       $150,987
                                                             =======       =======        ========       ========       ========

* Amount represents less than $500.

                                               See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS

FOR THE YEAR ENDED OCTOBER 31, 2003

(IN THOUSANDS)

                                                             FLEXIBLE    CONSERVATIVE                  CONSERVATIVE     STRATEGIC
                                                              INCOME       BALANCED       BALANCED        GROWTH         GROWTH
                                                            PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO       PORTFOLIO
                                                            ---------    ------------   ------------    ----------      ---------

Net investment income/(loss)                                 $ 16,979      $  4,114      $   23,759     $    9,132      $ (1,375)
Net realized loss on investment transactions                   (4,679)       (1,915)        (23,365)       (27,792)      (18,516)
Net change in unrealized appreciation/depreciation of
  investments                                                  43,834        19,838         258,639        267,163       170,878
                                                             --------      --------      ----------     ----------      --------
Net increase in net assets
  resulting from operations                                    56,134        22,037         259,033        248,503       150,987
Distributions to shareholders from:
  Net investment income:
     Class A Shares                                            (6,392)       (1,486)        (10,917)        (5,264)           --
     Class B Shares                                            (8,956)       (1,756)        (11,375)        (3,864)           --
     Class C Shares                                            (1,284)         (605)         (1,556)          (519)           --
  Net realized gains on investments:
     Class A Shares                                              (226)           --              --         (1,176)       (1,363)
     Class B Shares                                              (389)           --              --         (2,123)       (2,912)
     Class C Shares                                               (37)           --              --           (182)         (240)
  Net increase in net assets from
    Portfolio share transactions:
     Class A Shares                                            66,490        56,926         284,390        182,874        84,392
     Class B Shares                                           104,021        49,644         200,435         74,140        48,369
     Class C Shares                                            44,830        37,641         159,237        126,407        68,120
                                                             --------      --------      ----------     ----------      --------
Net increase in net assets                                    254,191       162,401         879,247        618,796       347,353

NET ASSETS:
Beginning of year                                             410,386        99,630       1,222,177      1,019,573       543,981
                                                             --------      --------      ----------     ----------      --------
End of year                                                  $664,577      $262,031      $2,101,424     $1,638,369      $891,334
                                                             ========      ========      ==========     ==========      ========

Undistributed net investment income/
  (accumulated net investment loss) at end of year           $  1,974      $    556      $    1,815     $     (331)     $ (4,099)
                                                             ========      ========      ==========     ==========      ========

                                               See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS

FOR THE YEAR ENDED OCTOBER 31, 2002

(IN THOUSANDS)
                                                             FLEXIBLE    CONSERVATIVE                  CONSERVATIVE     STRATEGIC
                                                              INCOME       BALANCED       BALANCED        GROWTH         GROWTH
                                                            PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO       PORTFOLIO
                                                            ---------    ------------   ------------    ----------      ---------

Net investment income/(loss)                                 $ 12,423      $  1,990      $   24,563     $    9,709      $ (1,763)
Net realized loss on investment transactions                   (2,592)         (497)        (26,956)       (22,355)      (19,276)
Capital gain distributions received                             1,289           324          13,164         16,147        11,335
Net change in unrealized appreciation/depreciation of
  investments                                                 (13,461)       (4,350)       (118,704)      (157,997)     (102,508)
                                                             --------      --------      ----------     ----------      --------

Net decrease in net assets
  resulting from operations                                    (2,341)       (2,533)       (107,933)      (154,496)     (112,212)
Distributions to shareholders from:
  Net investment income:
     Class A Shares                                            (4,942)         (584)        (12,177)        (6,667)       (1,748)
     Class B Shares                                            (6,338)       (1,185)        (16,953)        (7,958)       (1,410)
     Class C Shares                                              (194)          (86)           (351)          (167)           --
  Net realized gains on investments:
     Class A Shares                                              (821)           --          (8,666)       (10,695)       (5,806)
     Class B Shares                                            (1,134)           --         (15,401)       (21,728)      (14,697)
  Net increase in net assets from
    Portfolio share transactions:
     Class A Shares                                            40,129        19,944          98,182         95,095        52,002
     Class B Shares                                           107,929        30,513         177,184        117,500        58,618
     Class C Shares                                            20,862        10,751          57,293         52,961        30,811
                                                             --------      --------      ----------     ----------      --------
Net increase in net assets                                    153,150        56,820         171,178         63,845         5,558

NET ASSETS:
Beginning of year                                             257,236        42,810       1,050,999        955,728       538,423
                                                             --------      --------      ----------     ----------      --------
End of year                                                  $410,386      $ 99,630      $1,222,177     $1,019,573      $543,981
                                                             ========      ========      ==========     ==========      ========

Undistributed net investment income/
  (accumulated net investment loss) at end of year           $  1,627      $    289      $    1,904     $      152      $ (3,184)
                                                             ========      ========      ==========     ==========      ========


                                               See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS -- CAPITAL STOCK ACTIVITY

WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS

(IN THOUSANDS)

                                                                                 CONSERVATIVE
                                               FLEXIBLE INCOME PORTFOLIO       BALANCED PORTFOLIO          BALANCED PORTFOLIO
                                               -------------------------     ----------------------     ------------------------
                                               YEAR ENDED     YEAR ENDED     YEAR ENDED  YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                10/31/03       10/31/02       10/31/03    10/31/02       10/31/03      10/31/02
                                               ----------     ----------     ----------  ----------     ----------    ----------
AMOUNT
  CLASS A:
    Sold                                        $132,626       $ 84,412       $ 77,203    $ 26,562       $ 388,253    $ 208,701
    Issued as reinvestment of dividends            6,038          5,430          1,400         545          10,557       20,362
    Redeemed                                     (72,174)       (49,713)       (21,677)     (7,163)       (114,420)    (130,881)
                                                --------       --------       --------    --------       ---------    ---------
    Net increase                                $ 66,490       $ 40,129       $ 56,926    $ 19,944       $ 284,390    $  98,182
                                                ========       ========       ========    ========       =========    =========

  CLASS B:
    Sold                                        $188,101       $167,150       $ 77,595    $ 47,338       $ 363,002    $ 364,029
    Issued as reinvestment of dividends            8,565          6,884          1,659       1,121          11,004       31,579
    Redeemed                                     (92,645)       (66,105)       (29,610)    (17,946)       (173,571)    (218,424)
                                                --------       --------       --------    --------       ---------    ---------
    Net increase                                $104,021       $107,929       $ 49,644    $ 30,513       $ 200,435    $ 177,184
                                                ========       ========       ========    ========       =========    =========

  CLASS C:
    Sold                                        $ 66,013       $ 24,293       $ 48,833    $ 13,028       $ 178,337    $  61,849
    Issued as reinvestment of dividends            1,207            187            574          82           1,494          340
    Redeemed                                     (22,390)        (3,618)       (11,766)     (2,359)        (20,594)      (4,896)
                                                --------       --------       --------    --------       ---------    ---------
    Net increase                                $ 44,830       $ 20,862       $ 37,641    $ 10,751       $ 159,237    $  57,293
                                                ========       ========       ========    ========       =========    =========

SHARES
  CLASS A:
    Sold                                          12,528          8,155          8,237       2,942          35,203       18,914
    Issued as reinvestment of dividends              574            520            150          59             977        1,790
    Redeemed                                      (6,804)        (4,779)        (2,322)       (782)        (10,622)     (12,104)
                                                --------       --------       --------    --------       ---------    ---------
    Net increase                                   6,298          3,896          6,065       2,219          25,558        8,600
                                                ========       ========       ========    ========       =========    =========

  CLASS B:
    Sold                                          17,920         16,179          8,360       5,217          33,351       32,803
    Issued as reinvestment of dividends              816            661            179         122           1,031        2,763
    Redeemed                                      (8,770)        (6,399)        (3,199)     (1,995)        (16,183)     (20,506)
                                                --------       --------       --------    --------       ---------    ---------
    Net increase                                   9,966         10,441          5,340       3,344          18,199       15,060
                                                ========       ========       ========    ========       =========    =========

  CLASS C:
    Sold                                           6,291          2,381          5,256       1,454          16,269        5,812
    Issued as reinvestment of dividends              115             19             62           9             138           33
    Redeemed                                      (2,120)          (358)        (1,258)       (270)         (1,895)        (478)
                                                --------       --------       --------    --------       ---------    ---------
    Net increase                                   4,286          2,042          4,060       1,193          14,512        5,367
                                                ========       ========       ========    ========       =========    =========


                     See Notes to Financial Statements.

24



                                                  CONSERVATIVE GROWTH              STRATEGIC
                                                       PORTFOLIO               GROWTH PORTFOLIO
                                                ----------------------     ------------------------
                                                YEAR ENDED  YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                 10/31/03    10/31/02       10/31/03      10/31/02
                                                ----------  ----------     ----------    ----------
AMOUNT
  CLASS A:
    Sold                                        $ 255,874   $ 176,719      $ 125,879     $  88,781
    Issued as reinvestment of dividends             6,302      17,035          1,345         7,459
    Redeemed                                      (79,302)    (98,659)       (42,832)      (44,238)
                                                ---------   ---------      ---------     ---------
    Net increase                                $ 182,874   $  95,095      $  84,392     $  52,002
                                                =========   =========      =========     =========

  CLASS B:
    Sold                                        $ 209,247   $ 270,723      $ 109,265     $ 153,986
    Issued as reinvestment of dividends             5,859      29,090          2,863        15,823
    Redeemed                                     (140,966)   (182,313)       (63,759)     (111,191)
                                                ---------   ---------      ---------     ---------
    Net increase                                $  74,140   $ 117,500      $  48,369     $  58,618
                                                =========   =========      =========     =========

  CLASS C:
    Sold                                        $ 141,969   $  57,059      $  75,726     $  32,858
    Issued as reinvestment of dividends               678         163            236            --
    Redeemed                                      (16,240)     (4,261)        (7,842)       (2,047)
                                                ---------   ---------      ---------     ---------
    Net increase                                $ 126,407   $  52,961      $  68,120     $  30,811
                                                =========   =========      =========     =========

SHARES
  CLASS A:
    Sold                                           22,560      15,126         10,682         7,241
    Issued as reinvestment of dividends               581       1,389            124           554
    Redeemed                                       (7,272)     (8,886)        (3,815)       (3,833)
                                                ---------   ---------      ---------     ---------
    Net increase                                   15,869       7,629          6,991         3,962
                                                =========   =========      =========     =========

  CLASS B:
    Sold                                           19,061      23,374          9,686        12,525
    Issued as reinvestment of dividends               570       2,392            271         1,203
    Redeemed                                      (13,258)    (16,829)        (5,899)       (9,807)
                                                ---------   ---------      ---------     ---------
    Net increase                                    6,373       8,937          4,058         3,921
                                                =========   =========      =========     =========

  CLASS C:
    Sold                                           12,791       5,199          6,566         2,779
    Issued as reinvestment of dividends                65          15             22            --
    Redeemed                                       (1,524)       (422)          (706)         (197)
                                                ---------   ---------      ---------     ---------
    Net increase                                   11,332       4,792          5,882         2,582
                                                =========   =========      =========     =========


                                See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                             INCOME FROM INVESTMENT OPERATIONS               LESS DISTRIBUTIONS
                                           -------------------------------------  ---------------------------------------
                                                       NET REALIZED
                                NET ASSET                  AND                    DIVIDENDS   DISTRIBUTIONS               NET ASSET
                                 VALUE,        NET      UNREALIZED    TOTAL FROM   FROM NET       FROM                      VALUE,
                                BEGINNING  INVESTMENT GAIN/(LOSS) ON  INVESTMENT  INVESTMENT  NET REALIZED      TOTAL       END OF
                                OF PERIOD    INCOME    INVESTMENTS    OPERATIONS   INCOME(1)  CAPITAL GAINS DISTRIBUTIONS   PERIOD
                                ---------  ---------- --------------  ----------  ----------  ------------- ------------- ---------

FLEXIBLE INCOME PORTFOLIO

CLASS A
10/31/03                          $10.17    $0.38(6)     $ 0.77         $ 1.15     $(0.38)      $ (0.02)       $(0.40)     $10.92
10/31/02                           10.71     0.45(6)      (0.48)         (0.03)     (0.43)        (0.08)        (0.51)      10.17
10/31/01                           11.06     0.50(6)      (0.04)          0.46      (0.61)        (0.20)        (0.81)      10.71
10/31/00                           10.75     0.47(6)       0.42           0.89      (0.55)        (0.03)        (0.58)      11.06
10/31/99                           10.63     0.40(6)       0.57(7)        0.97      (0.48)        (0.37)        (0.85)      10.75

CLASS B
10/31/03                           10.15     0.30(6)       0.77           1.07      (0.30)        (0.02)        (0.32)      10.90
10/31/02                           10.71     0.38(6)      (0.50)         (0.12)     (0.36)        (0.08)        (0.44)      10.15
10/31/01                           11.06     0.42(6)      (0.04)          0.38      (0.53)        (0.20)        (0.73)      10.71
10/31/00                           10.75     0.39(6)       0.42           0.81      (0.47)        (0.03)        (0.50)      11.06
10/31/99                           10.63     0.33(6)       0.56(7)        0.89      (0.40)        (0.37)        (0.77)      10.75

CLASS C
10/31/03                           10.13     0.30(6)       0.76           1.06      (0.31)        (0.02)        (0.33)      10.86
10/31/02(5)                        10.54     0.24(6)      (0.43)         (0.19)     (0.22)           --         (0.22)      10.13

CONSERVATIVE BALANCED PORTFOLIO

CLASS A
10/31/03                          $ 8.83    $0.28(6)     $ 0.97         $ 1.25     $(0.27)      $    --        $(0.27)     $ 9.81
10/31/02                            9.43     0.33         (0.61)         (0.28)     (0.32)           --         (0.32)       8.83
10/31/01                            9.96     0.34(6)      (0.44)         (0.10)     (0.43)           --         (0.43)       9.43
10/31/00                            9.94     0.51(6)       0.02(7)        0.53      (0.50)        (0.01)        (0.51)       9.96
10/31/99                           10.25     0.56         (0.27)          0.29      (0.58)        (0.02)        (0.60)       9.94

CLASS B
10/31/03                            8.82     0.21(6)       0.96           1.17      (0.20)           --         (0.20)       9.79
10/31/02                            9.43     0.27         (0.62)         (0.35)     (0.26)           --         (0.26)       8.82
10/31/01                            9.96     0.27(6)      (0.44)         (0.17)     (0.36)           --         (0.36)       9.43
10/31/00                            9.94     0.44(6)       0.02(7)        0.46      (0.43)        (0.01)        (0.44)       9.96
10/31/99                           10.25     0.50         (0.29)          0.21      (0.50)        (0.02)        (0.52)       9.94

CLASS C
10/31/03                            8.80     0.21(6)       0.97           1.18      (0.22)           --         (0.22)       9.76
10/31/02(5)                         9.39     0.16         (0.60)         (0.44)     (0.15)           --         (0.15)       8.80

                                                           See Notes to Financial Statements.

26



                                                                   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                 ----------------------------------------------------------------------------------
                                                                                                            RATIO OF OPERATING
                                                                                                            EXPENSES TO AVERAGE
                                                                                                          NET ASSETS WITHOUT FEE
                                                                 RATIO OF       RATIO OF               WAIVERS, EXPENSES REIMBURSED
                                                                 OPERATING   NET INVESTMENT                    AND/OR FEES
                                                  NET ASSETS,   EXPENSES TO     INCOME TO    PORTFOLIO     REDUCED BY CREDITS
                                                 END OF PERIOD  AVERAGE NET    AVERAGE NET    TURNOVER       ALLOWED BY THE
                                 TOTAL RETURN(2)   (IN 000'S)    ASSETS(3)        ASSETS       RATE          CUSTODIAN(3)(4)
                                 --------------- -------------  -----------  --------------  --------- ----------------------------

FLEXIBLE INCOME PORTFOLIO

CLASS A
10/31/03                              11.49%        $224,192      1.04%           3.64%          3%               1.04%
10/31/02                              (0.37)%        144,710      1.06%           4.41%          9%               1.06%
10/31/01                               3.67%         110,680      1.06%           4.61%          7%               1.06%
10/31/00                               8.56%         129,386      1.06%           4.28%         27%               1.06%
10/31/99                               9.39%         194,404      1.00%           3.86%         31%               1.06%

CLASS B
10/31/03                              10.60%         371,639      1.79%           2.89%          3%               1.79%
10/31/02                              (1.08)%        244,999      1.81%           3.66%          9%               1.81%
10/31/01                               2.92%         146,555      1.79%           3.88%          7%               1.79%
10/31/00                               7.76%          77,238      1.80%           3.54%         27%               1.80%
10/31/99                               8.60%          46,821      1.75%           3.11%         31%               1.81%

CLASS C
10/31/03                              10.63%          68,746      1.79%           2.89%          3%               1.79%
10/31/02(5)                           (1.78)%         20,677      1.81%(8)        3.66%(8)       9%               1.81%(8)

CONSERVATIVE BALANCED PORTFOLIO

CLASS A
10/31/03                              14.38%        $ 94,005      1.05%           2.99%          4%               1.09%
10/31/02                              (3.06)%         31,070      1.05%           3.67%          9%               1.17%
10/31/01                              (0.99)%         12,257      1.16%           3.65%         18%               1.30%
10/31/00                               5.52%           4,557      1.32%           5.16%         59%               1.32%
10/31/99                               2.89%           7,297      1.00%           5.57%         51%               1.24%

CLASS B
10/31/03                              13.46%         116,742      1.82%           2.22%          4%               1.86%
10/31/02                              (3.77)%         58,054      1.80%           2.92%          9%               1.92%
10/31/01                              (1.71)%         30,554      1.89%           2.92%         18%               2.03%
10/31/00                               4.76%          10,947      2.04%           4.44%         59%               2.04%
10/31/99                               2.05%          13,443      1.74%           4.83%         51%               1.98%

CLASS C
10/31/03                              13.53%          51,284      1.80%           2.24%          4%               1.84%
10/31/02(5)                           (4.70)%         10,505      1.78%(8)        2.94%(8)       9%               1.90%(8)

                                              See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                             INCOME FROM INVESTMENT OPERATIONS               LESS DISTRIBUTIONS
                                           -------------------------------------  ---------------------------------------
                                                         NET REALIZED
                               NET ASSET                     AND                   DIVIDENDS   DISTRIBUTIONS              NET ASSET
                                VALUE,        NET        UNREALIZED   TOTAL FROM   FROM NET       FROM                      VALUE,
                               BEGINNING  INVESTMENT   GAIN/(LOSS) ON INVESTMENT  INVESTMENT  NET REALIZED      TOTAL       END OF
                               OF PERIOD INCOME/(LOSS)   INVESTMENTS  OPERATIONS   INCOME(1)  CAPITAL GAINS DISTRIBUTIONS   PERIOD
                               --------- ------------- -------------- ----------  ----------  ------------- ------------- ---------


BALANCED PORTFOLIO

CLASS A
10/31/03                          $10.24    $0.22         $ 1.62        $ 1.84     $(0.23)      $   --         $(0.23)      $11.85
10/31/02                           11.63     0.28          (1.08)        (0.80)     (0.33)       (0.26)         (0.59)       10.24
10/31/01                           13.55     0.33(6)       (1.27)        (0.94)     (0.51)       (0.47)         (0.98)       11.63
10/31/00                           12.22     0.28(6)        1.53          1.81      (0.48)          --          (0.48)       13.55
10/31/99                           11.02     0.19(6)        2.39          2.58      (0.44)       (0.94)         (1.38)       12.22

CLASS B
10/31/03                           10.22     0.14           1.61          1.75      (0.15)          --          (0.15)       11.82
10/31/02                           11.62     0.20          (1.09)        (0.89)     (0.25)       (0.26)         (0.51)       10.22
10/31/01                           13.54     0.23(6)       (1.27)        (1.04)     (0.41)       (0.47)         (0.88)       11.62
10/31/00                           12.21     0.18(6)        1.55          1.73      (0.40)          --          (0.40)       13.54
10/31/99                           11.02     0.11(6)        2.38          2.49      (0.36)       (0.94)         (1.30)       12.21

CLASS C
10/31/03                           10.20     0.14           1.60          1.74      (0.16)          --          (0.16)       11.78
10/31/02(5)                        11.35     0.13          (1.15)        (1.02)     (0.13)          --          (0.13)       10.20

CONSERVATIVE GROWTH PORTFOLIO

CLASS A
10/31/03                          $10.37    $0.14(6)      $ 2.14        $ 2.28     $(0.14)      $(0.04)        $(0.18)      $12.47
10/31/02                           12.35     0.16(6)       (1.52)        (1.36)     (0.22)       (0.40)         (0.62)       10.37
10/31/01                           15.52     0.20(6)       (2.34)        (2.14)     (0.58)       (0.45)         (1.03)       12.35
10/31/00                           13.43     0.12(6)        2.40          2.52      (0.43)          --          (0.43)       15.52
10/31/99                           10.97     0.06(6)        3.70          3.76      (0.42)       (0.88)         (1.30)       13.43

CLASS B
10/31/03                           10.14     0.05(6)        2.09          2.14      (0.06)       (0.04)         (0.10)       12.18
10/31/02                           12.10     0.08(6)       (1.50)        (1.42)     (0.14)       (0.40)         (0.54)       10.14
10/31/01                           15.17     0.09(6)       (2.28)        (2.19)     (0.43)       (0.45)         (0.88)       12.10
10/31/00                           13.21     0.00(6)(9)     2.37          2.37      (0.41)          --          (0.41)       15.17
10/31/99                           10.85    (0.03)(6)       3.61          3.58      (0.34)       (0.88)         (1.22)       13.21

CLASS C
10/31/03                           10.10     0.06(6)        2.08          2.14      (0.07)       (0.04)         (0.11)       12.13
10/31/02(5)                        11.79     0.05(6)       (1.66)        (1.61)     (0.08)          --          (0.08)       10.10

                                                           See Notes to Financial Statements.

28




                                                                   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                 ----------------------------------------------------------------------------------
                                                                                                            RATIO OF OPERATING
                                                                                                            EXPENSES TO AVERAGE
                                                                                                          NET ASSETS WITHOUT FEE
                                                                 RATIO OF       RATIO OF               WAIVERS, EXPENSES REIMBURSED
                                                                 OPERATING   NET INVESTMENT                    AND/OR FEES
                                                  NET ASSETS,   EXPENSES TO     INCOME TO    PORTFOLIO     REDUCED BY CREDITS
                                                 END OF PERIOD  AVERAGE NET    AVERAGE NET    TURNOVER       ALLOWED BY THE
                                 TOTAL RETURN(2)   (IN 000'S)    ASSETS(3)        ASSETS       RATE          CUSTODIAN(3)(4)
                                 --------------- -------------  -----------  --------------  --------- ----------------------------

BALANCED PORTFOLIO

CLASS A
10/31/03                              18.07%      $  792,423       1.02%          2.03%          5%              1.02%
10/31/02                              (7.32)%        423,478       1.04%          2.55%         19%              1.04%
10/31/01                              (7.28)%        380,681       1.02%          2.63%          6%              1.02%
10/31/00                              15.11%         391,655       1.03%          2.05%         22%              1.03%
10/31/99                              25.16%         333,639       1.03%          1.66%         39%              1.04%

CLASS B
10/31/03                              17.25%       1,074,925       1.78%          1.27%          5%              1.78%
10/31/02                              (8.03)%        743,953       1.80%          1.79%         19%              1.80%
10/31/01                              (7.98)%        670,318       1.78%          1.87%          6%              1.78%
10/31/00                              14.26%         549,849       1.77%          1.31%         22%              1.77%
10/31/99                              24.22%         237,438       1.77%          0.92%         39%              1.78%

CLASS C
10/31/03                              17.15%         234,076       1.76%          1.29%          5%              1.76%
10/31/02(5)                           (9.00)%         54,745       1.80%(8)       1.79%(8)      19%              1.80%(8)

CONSERVATIVE GROWTH PORTFOLIO

CLASS A
10/31/03                              22.12%      $  615,501       1.05%          1.24%          7%              1.05%
10/31/02                             (11.72)%        347,297       1.06%          1.41%         14%              1.06%
10/31/01                             (14.31)%        319,583       1.03%          1.45%          5%              1.03%
10/31/00                              18.89%         341,685       1.02%          0.76%         17%              1.02%
10/31/99                              36.54%         249,650       1.02%          0.48%         16%              1.03%

CLASS B
10/31/03                              21.24%         827,312       1.81%          0.48%          7%              1.81%
10/31/02                             (12.46)%        623,852       1.82%          0.65%         14%              1.82%
10/31/01                             (14.93)%        636,145       1.79%          0.69%          5%              1.79%
10/31/00                              18.07%         604,460       1.77%          0.01%         17%              1.77%
10/31/99                              34.98%         263,911       1.77%         (0.27)%        16%              1.78%

CLASS C
10/31/03                              21.41%         195,556       1.79%          0.50%          7%              1.79%
10/31/02(5)                          (13.72)%         48,424       1.82%(8)       0.65%(8)      14%              1.82%(8)

                                              See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                          INCOME FROM INVESTMENT OPERATIONS               LESS DISTRIBUTIONS
                                        -------------------------------------  ---------------------------------------
                                                      NET REALIZED
                             NET ASSET                    AND                    DIVIDENDS   DISTRIBUTIONS               NET ASSET
                              VALUE,        NET        UNREALIZED    TOTAL FROM   FROM NET       FROM                      VALUE,
                             BEGINNING  INVESTMENT   GAIN/(LOSS) ON  INVESTMENT  INVESTMENT  NET REALIZED      TOTAL       END OF
                             OF PERIOD INCOME/(LOSS)  INVESTMENTS    OPERATIONS   INCOME(1)  CAPITAL GAINS DISTRIBUTIONS   PERIOD
                             --------- ------------- --------------  ----------  ----------  ------------- ------------- ---------

STRATEGIC GROWTH PORTFOLIO

CLASS A
10/31/03                       $10.59     $0.03(6)       $2.63       $ 2.66      $   --         $(0.09)       $(0.09)     $13.16
10/31/02                        13.10      0.03(6)       (1.92)       (1.89)      (0.14)         (0.48)        (0.62)      10.59
10/31/01                        17.11      0.05(6)       (3.21)       (3.16)      (0.47)         (0.38)        (0.85)      13.10
10/31/00                        14.61     (0.04)(6)       3.07         3.03       (0.53)            --         (0.53)      17.11
10/31/99                        11.67     (0.03)(6)       4.36         4.33       (0.41)         (0.98)        (1.39)      14.61

CLASS B
10/31/03                        10.32     (0.05)(6)       2.55         2.50          --          (0.09)        (0.09)      12.73
10/31/02                        12.78     (0.06)(6)      (1.88)       (1.94)      (0.04)         (0.48)        (0.52)      10.32
10/31/01                        16.75     (0.06)(6)      (3.14)       (3.20)      (0.39)         (0.38)        (0.77)      12.78
10/31/00                        14.40     (0.16)(6)       3.02         2.86       (0.51)            --         (0.51)      16.75
10/31/99                        11.52     (0.13)(6)       4.31         4.18       (0.32)         (0.98)        (1.30)      14.40

CLASS C
10/31/03                        10.32     (0.05)(6)       2.56         2.51          --          (0.09)        (0.09)      12.74
10/31/02(5)                     12.50     (0.04)(6)      (2.14)       (2.18)         --             --            --       10.32

--------
(1) Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.

(2) Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(3) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds.

(4) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(5)  The Portfolios commenced selling Class C shares on March 1, 2002.

(6)  Per share numbers have been calculated using the average shares method.

(7) The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Portfolio shares.

(8)  Annualized.

(9)  Amount represents less than $0.01 per share.

                     See Notes to Financial Statements.

30




                                                                   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                 ----------------------------------------------------------------------------------
                                                                                                            RATIO OF OPERATING
                                                                                                            EXPENSES TO AVERAGE
                                                                                                          NET ASSETS WITHOUT FEE
                                                                 RATIO OF       RATIO OF               WAIVERS, EXPENSES REIMBURSED
                                                                 OPERATING   NET INVESTMENT                    AND/OR FEES
                                                  NET ASSETS,   EXPENSES TO     INCOME TO    PORTFOLIO     REDUCED BY CREDITS
                                                 END OF PERIOD  AVERAGE NET    AVERAGE NET    TURNOVER       ALLOWED BY THE
                                 TOTAL RETURN(2)   (IN 000'S)    ASSETS(3)        ASSETS       RATE          CUSTODIAN(3)(4)
                                 --------------- -------------  -----------  --------------  --------- ----------------------------


STRATEGIC GROWTH PORTFOLIO

CLASS A
10/31/03                              25.24%       $298,852        1.13%          0.30%           7%              1.13%
10/31/02                             (15.45)%       166,354        1.13%          0.23%          10%              1.13%
10/31/01                             (19.03)%       153,857        1.08%          0.34%           2%              1.08%
10/31/00                              20.84%        142,241        1.06%         (0.21)%         15%              1.06%
10/31/99                              39.55%         74,678        1.07%         (0.21)%         20%              1.09%

CLASS B
10/31/03                              24.35%        484,656        1.88%         (0.45)%          7%              1.88%
10/31/02                             (16.04)%       350,982        1.87%         (0.51)%         10%              1.87%
10/31/01                             (19.70)%       384,566        1.84%         (0.42)%          2%              1.84%
10/31/00                              19.95%        363,910        1.81%         (0.96)%         15%              1.81%
10/31/99                              38.60%        130,522        1.83%         (0.97)%         20%              1.85%

CLASS C
10/31/03                              24.44%        107,826        1.84%         (0.41)%          7%              1.84%
10/31/02(5)                          (17.44)%        26,645        1.85%(8)      (0.49)%(8)      10%              1.85%(8)


                                                See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS


1.   ORGANIZATION AND BUSINESS

WM Strategic Asset Management Portfolios, LLC (the "LLC") was organized under the laws of the Commonwealth of Massachusetts on March 12, 1999 as a limited liability company. The LLC is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The LLC offers five portfolios: Flexible Income, Conservative Balanced, Balanced, Conservative Growth and Strategic Growth Portfolios (each a "Portfolio" and collectively, the "Portfolios").

The LLC is authorized to issue an unlimited number of shares of beneficial interest, each without par value. Each Portfolio offers three classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are generally subject to an initial sales charge at the time of purchase. Certain Class A shares purchased without an initial sales charge may be subject to a contingent deferred sales charge ("CDSC") if redeemed within eighteen months from the date of purchase. Class B shares are not subject to an initial sales charge although they are generally subject to a CDSC if redeemed within five years from the date of purchase. Class C shares are subject to an initial sales charge at the time of purchase and are subject to a CDSC if redeemed within one year from the date of purchase.

Each of the Portfolios invests, within certain percentage ranges, in Class I shares of various funds in the WM Group of Funds (collectively, the "Underlying Funds"). WM Advisors, Inc. (the "Advisor" or "WM Advisors"), a wholly-owned subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company, serves as investment advisor to the Portfolios. The Advisor may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Underlying Funds in accordance with its investment objective based on the Advisor's outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds. In addition, in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest its assets directly in cash, stock or bond index futures, options, money market securities and certain short- term debt instruments, including repurchase agreements.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies, in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which are consistently followed by the Portfolios in the preparation of their financial statements.

PORTFOLIO VALUATION:

Investments in the Underlying Funds are valued at net asset value per Class I share of the respective Underlying Funds determined as of the close of the New York Stock Exchange on each valuation date. Short-term debt securities that mature in 60 days or less are valued at amortized cost which approximates market value.

REPURCHASE AGREEMENTS:

Each Portfolio may enter into repurchase agreement transactions. A repurchase agreement is a purchase of an underlying debt obligation subject to an agreement by the seller to repurchase the obligation at an agreed upon price and time. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Portfolio would seek to use the collateral to offset losses incurred. There is potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights. WM Advisors, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and broker-dealers with whom each Portfolio enters into repurchase agreements.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities sold are recorded on the identified cost basis.

WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS


Interest income on debt securities is accrued daily. Dividend income is recorded on the ex-dividend date. Each Portfolio's investment income and realized and unrealized gains and losses are allocated among the classes of that Portfolio based upon the relative average net assets of each class.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Flexible Income, Conservative Balanced, Balanced and Conservative Growth Portfolios are declared and paid quarterly. Dividends from any net investment income of the Strategic Growth Portfolio are declared and paid annually. Distributions of any net capital gains earned by a Portfolio are distributed no less frequently than annually at the discretion of the Board of Trustees. Additional distributions of net investment income and capital gains for each Portfolio may be made at the discretion of the Board of Trustees in accordance with federal income tax regulations.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investments held by the Portfolios, redesignated distributions and differing characterization of distributions made by each Portfolio. At October 31, 2003, the following adjustments have been reflected in the components of net assets on the "Statements of Assets and Liabilities" to present these balances on an income tax basis, excluding certain temporary differences:

                                                   DECREASE        DECREASE
                                                 UNDISTRIBUTED    ACCUMULATED
                                   DECREASE     NET INVESTMENT   NET REALIZED
                               PAID-IN CAPITAL       LOSS            LOSS
                                    (000S)          (000S)          (000S)
                               ---------------  --------------   ------------
Flexible Income Portfolio          $(1,678)          $  --          $ 1,678
Balanced Portfolio                  (8,559)             --            8,559
Conservative Growth Portfolio       (6,070)             31            6,039
Strategic Growth Portfolio          (2,231)            461            1,770

The above adjustments are not reflected in the calculation of net investment income per share presented in the Financial Highlights.

FEDERAL INCOME TAXES:

It is each Portfolio's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

EXPENSES:

General expenses of the LLC are allocated to all the Portfolios based upon the relative average net assets of each Portfolio except printing and postage expenses, which are allocated to all the Portfolios based upon the relative number of shareholder accounts of each Portfolio. In addition, the Portfolios will indirectly bear their prorated share of expenses of the Underlying Funds. Operating expenses directly attributable to a class of shares are charged to the operations of that class of shares. Expenses of each Portfolio not directly attributable to the operations of any class of shares are prorated among the classes to which the expenses relate based on the relative average net assets of each class of shares.

USE OF ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS


3.   INVESTMENT ADVISORY AND OTHER TRANSACTIONS

WM Advisors serves as investment advisor to the LLC. As such, WM Advisors provides its proprietary asset allocation services to the Portfolios, formulates the Portfolios' investment policies, analyzes economic and market trends, exercises investment discretion over the assets of the Portfolios and monitors the allocation of each Portfolio's assets and each Portfolio's performance. For its investment advisory services to the Portfolios, WM Advisors is entitled to a monthly fee at an annual rate of 0.65% of each Portfolio's average daily net assets up to $1 billion, 0.60% of the next $2 billion of each Portfolio's average daily net assets and 0.55% of each Portfolio's average daily net assets over $3 billion. The Advisor has voluntarily waived $73,786 of its advisory fees for the Conservative Balanced Portfolio for the year ended October 31, 2003.

WM Shareholder Services, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of Washington Mutual, serves as the transfer agent of the Portfolios. Fees were paid to the Transfer Agent for services related to the issuance and transfer of shares, maintaining shareholder lists, and issuing and mailing distributions and reports. The authorized annual shareholder servicing fee is $19.68 for Class A, Class B and Class C shareholder accounts, with the exception of the Flexible Income Portfolio, for which the fee is $20.21. Prior to December 1, 2002, the authorized annual shareholder servicing fee was $20.52 for Class A, Class B and Class C shareholder accounts, with the exception of the Flexible Income Portfolio, for which the fee was $22.70.

Custodian fees for certain Portfolios have been reduced by credits allowed by the custodian for uninvested cash balances. The Portfolios could have invested this cash in income producing investments. Fees reduced by credits allowed by the custodian for the year ended October 31, 2003 are shown separately in the "Statements of Operations".

4.   TRUSTEES' FEES

No officer or employee of Washington Mutual or its subsidiaries receives any compensation from the LLC for serving as an officer or Trustee of the LLC. The LLC, together with other mutual funds advised by WM Advisors, pays each Trustee who is not an officer or employee of Washington Mutual or its subsidiaries, a per annum retainer plus attendance fees for each meeting at which they are present. The Lead Trustee, Committee Chairs and Committee Members receive additional remuneration for these services to the LLC. Trustees are also reimbursed for travel and out-of-pocket expenses. Each Trustee serves in the same capacity for all 40 funds within the WM Group of Funds.

5.   DISTRIBUTION PLANS

WM Funds Distributor, Inc. (the "Distributor"), a registered broker-dealer and a wholly-owned subsidiary of Washington Mutual, serves as distributor for Class A, Class B and Class C shares of the Portfolios. For the year ended October 31, 2003, the Distributor has received $2,904,612 representing commissions (front end sales charges) on Class A and Class C shares and $5,224,345 representing CDSCs on Class A, Class B and Class C shares.

Each of the Portfolios has adopted three distribution plans, pursuant to Rule 12b-1 under the 1940 Act, applicable to Class A, Class B and Class C shares of the Portfolio (each, a "Rule 12b-1 Plan"), respectively. Under the applicable Rule 12b-1 Plans, the Distributor may receive a service fee at an annual rate of 0.25% of the average daily net assets of each class. In addition, the Distributor is paid a fee as compensation in connection with the offering and sale of Class B and Class C shares at an annual rate of 0.75% of the average daily net assets of each class. These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of such shares, including payments to the Distributor's representatives or others for selling shares. The service fee is paid by the Portfolio to the Distributor, which in turn, pays a portion of the service fee to broker/dealers that provide services, such as accepting telephone inquiries and transaction requests and processing correspondences, new account applications and subsequent purchases for the shareholders. Under their terms, each Rule 12b-1 plan shall remain in effect from year to year, provided such continuance is approved annually by vote of the Board of Trustees, including a majority of those Trustees who are not "interested persons" of the LLC, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of such distribution plans, or any agreements related to such plans, respectively.

WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS


6.   PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of purchases and proceeds from sales of Underlying Funds for the year ended October 31, 2003, are as follows:

                                                  PURCHASES         SALES
         NAME OF PORTFOLIO                          (000S)          (000S)
         -----------------                        ---------         ------
         Flexible Income Portfolio                 $225,669        $ 13,780
         Conservative Balanced Portfolio            149,776           6,050
         Balanced Portfolio                         685,928          71,072
         Conservative Growth Portfolio              456,694          85,379
         Strategic Growth Portfolio                 232,932          43,569

7. CAPITAL LOSS CARRYFORWARDS

At October 31, 2003, the following Portfolios have available for federal income tax purposes unused capital losses as follows:

                                                 (IN THOUSANDS)
                                     --------------------------------------
                                     EXPIRING  EXPIRING  EXPIRING  EXPIRING
                                      IN 2008   IN 2009   IN 2010   IN 2011
                                     --------  --------  --------   -------
Conservative Balanced Portfolio         $11     $   --    $   --      $45
Balanced Portfolio                       --      4,005     2,892       --
Conservative Growth Portfolio            --         --     6,370       --
Strategic Growth Portfolio               --         --     8,026       --

8. COMPONENTS OF DISTRIBUTABLE EARNINGS

At October 31, 2003, the components of distributable earnings on a tax basis are as follows:

                                                                       (IN THOUSANDS)
                                       ------------------------------------------------------------------------------
                                         FLEXIBLE       CONSERVATIVE                      CONSERVATIVE      STRATEGIC
                                          INCOME          BALANCED         BALANCED          GROWTH           GROWTH
                                        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                       ----------       ----------       ----------       ----------       ----------
Gross tax unrealized appreciation      $   27,124       $   12,102       $   75,775       $   49,550       $   36,446
Gross tax unrealized depreciation             (95)            (629)          (3,625)         (30,295)         (76,528)
                                       ----------       ----------       ----------       ----------       ----------

Net tax unrealized appreciation/
  (depreciation)                       $   27,029       $   11,473       $   72,150       $   19,255       $  (40,082)
                                       ==========       ==========       ==========       ==========       ==========
Undistributed ordinary income          $    1,974       $      556       $    1,815       $       --       $       --
Undistributed accumulated gains        $       --       $       --       $       --       $       --       $       --

Tax Composition of Distributions:

Ordinary income                        $   16,632       $    3,847       $   23,848       $    9,647       $       --
Long-term capital gain                 $      652       $       --       $       --       $    3,481       $    4,516

WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS


9. RISK FACTORS OF THE PORTFOLIOS

Investing in the Underlying Funds through the Portfolios involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. For example, under certain circumstances, an Underlying Fund may determine to make payment of a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolios may hold securities distributed by an Underlying Fund until the Advisor determines that it is appropriate to dispose of such securities.

Certain Underlying Funds may invest a portion of their assets in foreign securities; enter into forward foreign currency transactions; lend their portfolio securities; enter into stock index, interest rate and currency futures contracts, and options on such contracts; enter into interest rate swaps or purchase or sell interest rate caps or floors; enter into other types of options transactions; make short sales; purchase zero coupon and payment-in-kind bonds; enter into repurchase or reverse repurchase agreements; purchase and sell "when-issued" securities and enter into "delayed-delivery" transactions; and enter into various other investment practices, each with inherent risks. In addition, the REIT Fund could be adversely impacted by economic trends in the real estate industry; the West Coast Equity Fund by economic trends in the West Coast region; and the High Yield Fund by conditions affecting issuers of lower rated debt securities.

The officers and Trustees, the Advisor, the Distributor and Transfer Agent of the Portfolios serve in the same capacity for the Underlying Funds. Conflicts may arise as these persons and companies seek to fulfill their fiduciary responsibilities to both the Portfolios and the Underlying Funds.

From time to time, one or more of the Underlying Funds used for investment by a Portfolio may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios. These transactions will affect the Underlying Funds, since the Underlying Funds that experience redemptions as a result of the reallocations or rebalancings may have to sell portfolio securities and the Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs. The Advisor is committed to minimizing such impact on the Underlying Funds to the extent it is consistent with pursuing the investment objectives of the Portfolios. The Advisor may nevertheless face conflicts in fulfilling its responsibilities. The Advisor will, at all times, monitor the impact on the Underlying Funds of transactions by the Portfolios.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of
WM Strategic Asset Management Portfolios LLC

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of WM Strategic Growth Portfolio, WM Conservative Growth Portfolio, WM Balanced Portfolio, WM Conservative Balanced Portfolio and WM Flexible Income Portfolio (collectively, the "Portfolios") as of October 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2003, by correspondence with the custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Portfolios as of October 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Boston, Massachusetts
December 12, 2003

OTHER INFORMATION (UNAUDITED)

WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS

YEAR ENDED OCTOBER 31, 2003

1.   TAX INFORMATION

The following tax information represents fiscal year end disclosures of various tax benefits passed through to shareholders at calendar year end.

Of the distributions made by the Conservative Balanced Portfolio, 9.93% represents the amount of each distribution which may qualify for the dividends received deduction available to corporate shareholders.

The following tax information represents fiscal year end percentages and may differ from those provided to shareholders at calendar year end, as dividend income earned by the Portfolios prior to January 1, 2003 does not qualify for the reduced tax rate.

Of the distributions made by the following Portfolios, the corresponding percentages represent the amount of each distribution which qualifies for the 15% dividend income tax rate available as of January 1, 2003.

            NAME OF FUND
            ------------
            Flexible Income Portfolio                          1.76%
            Conservative Balanced Portfolio                    3.64%
            Balanced Portfolio                                 8.42%
            Conservative Growth Portfolio                     21.07%

The above percentage may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for generally accepted accounting principles (book) purposes and federal income tax (tax) purposes.

2.   TRUSTEES AND OFFICERS INFORMATION

TRUSTEES AND OFFICERS:

NAME, AGE, AND ADDRESS(1)             LENGTH OF           PRINCIPAL OCCUPATION(S) DURING               OTHER DIRECTORSHIPS
OF NON-INTERESTED TRUSTEE          TIME SERVED(2)                  PAST 5 YEARS                          HELD BY TRUSTEE
===================================================================================================================================
David E. Anderson                Sierra Funds-8 years     Retired President and CEO of GTE     Children's Bureau Foundation; Upward
Age 76                                WM Group of         California, Inc.                     Bound House of Santa Monica
                                     Funds-5 years
                                  (Retired May 2003)
-----------------------------------------------------------------------------------------------------------------------------------
Wayne L. Attwood, M.D.         Composite Funds-11 years   Retired doctor of internal
Age 74                                WM Group of         medicine and gastroenterology.
                                     Funds-5 years
-----------------------------------------------------------------------------------------------------------------------------------
Kristianne Blake               Composite Funds-3 years    CPA specializing in personal         Frank Russell Investment Company;
Age 49                                WM Group of         financial and tax planning.          Russell Insurance Funds; Avista
                                     Funds-5 years                                             Corporation; St. George's School
-----------------------------------------------------------------------------------------------------------------------------------
Edmond R. Davis, Esq.            Sierra Funds-8 years     Partner at the law firm of Davis     Braille Institute of America, Inc;
Age 75                                WM Group of         & Whalen LLP.                        Children's Bureau of Southern
                                     Funds-5 years                                             California, Children's Bureau
                                                                                               Foundation; Fifield Manors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Carrol R. McGinnis              Griffin Funds-5 years     Founder of McGinnis Investments.     Baptist Foundation of Texas; Concord
Age 60                                WM Group of         Prior to 1994, President and Chief   Trust Company
                                     Funds-5 years        Operating Officer of Transamerica
                                                          Fund Management Company.
-----------------------------------------------------------------------------------------------------------------------------------
Alfred E. Osborne, Jr., Ph.D.    Sierra Funds-7 years     Senior Associate Dean of the         Nordstrom Inc.; K2, Inc.; First
Age 58                                WM Group of         Anderson Graduate School of          Pacific Advisors' Capital, Crescent
                                     Funds-5 years        Management at the University         and New Income Funds; Equity
                                                          of California Los Angeles.           Marketing Inc.; Member of Investment
                                                                                               Company Institute National Board of
                                                                                               Governors.
-----------------------------------------------------------------------------------------------------------------------------------
Daniel L. Pavelich             Composite Funds-1 year     Retired Chairman and CEO of BDO      Wildseed Ltd.; Catalytic, Inc.;
Age 59                                WM Group of         Seidman, LLP.                        Vaagen Bros. Lumber, Inc.
                                     Funds-5 years
-----------------------------------------------------------------------------------------------------------------------------------
Jay Rockey                     Composite Funds-3 years    Founder and Chairman of The Rockey   Downtown Seattle Association; The
Age 75                                WM Group of         Company, now Rockey, Hill &          Rainier Club; WSU Foundation
                                     Funds-5 years        Knowlton.
-----------------------------------------------------------------------------------------------------------------------------------
Morton O. Schapiro              Griffin Funds-5 years     President of Williams College        Marsh & McLennan Companies
Age 50                                WM Group of         since 2000. Prior thereto, Dean of
                                     Funds-5 years        the College of Letters, Arts and
                               (Retired February 2003)    Sciences; Professor of Economics
                                                          and Vice President of Planning,
                                                          University of Southern California.
-----------------------------------------------------------------------------------------------------------------------------------

38



OTHER INFORMATION (UNAUDITED) (CONTINUED)

WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS

YEAR ENDED OCTOBER 31, 2003

NAME, AGE, AND ADDRESS(1)             LENGTH OF           PRINCIPAL OCCUPATION(S) DURING               OTHER DIRECTORSHIPS
OF NON-INTERESTED TRUSTEE          TIME SERVED(2)                  PAST 5 YEARS                          HELD BY TRUSTEE
===================================================================================================================================
Richard C. Yancey              Composite Funds-23 years   Retired Managing Director of         AdMedia Partners Inc.; Czech and
(Lead Trustee)                        WM Group of         Dillon, Read & Co., an Investment    Slovak American Enterprise Fund
Age 77                               Funds-5 years        Bank now part of UBS.
-----------------------------------------------------------------------------------------------------------------------------------
NAME, AGE, AND ADDRESS(1)             LENGTH OF           PRINCIPAL OCCUPATION(S) DURING               OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE              TIME SERVED(2)                  PAST 5 YEARS                          HELD BY TRUSTEE
===================================================================================================================================
Anne V. Farrell                Composite Funds-4 years    President of the Seattle             Washington Mutual, Inc.; REI
Age 68                                WM Group of         Foundation.
                                     Funds-5 years
-----------------------------------------------------------------------------------------------------------------------------------
Michael K. Murphy              Composite Funds-3 years    Chairman of CPM Development          Washington Mutual, Inc.
Age 66                                WM Group of         Corporation.
                                     Funds-5 years
-----------------------------------------------------------------------------------------------------------------------------------
William G. Papesh,             Composite Funds-9 years    President, CEO and Director of the
President and CEO                     WM Group of         Advisor, Distributor and Transfer
Age 60                               Funds-5 years        Agent.
-----------------------------------------------------------------------------------------------------------------------------------
                                      POSITION(S) HELD WITH REGISTRANT
NAME, AGE, AND ADDRESS(1)                           &                                       PRINCIPAL OCCUPATION(S) DURING
        OF OFFICER                         LENGTH OF TIME SERVED                                     PAST 5 YEARS
===================================================================================================================================
Wendi B. Bernard                          Assistant Vice President                     Assistant Vice President of the Transfer
Age 35                               and Assistant Secretary since 2003.               Agent.
-----------------------------------------------------------------------------------------------------------------------------------
Monte D. Calvin, CPA            First Vice President of the Funds since 2002.          First Vice President and Director of the
Age 59                  Prior to 2002, First Vice President, Chief Financial Officer   Transfer Agent, Advisor and Distributor.
                             and Treasurer since 2001. Prior to 2001, First Vice
                            President and Chief Financial Officer. Prior to 1998,
                                  Vice President and Treasurer since 1988.
-----------------------------------------------------------------------------------------------------------------------------------
Sandy Cavanaugh                       Senior Vice President since 2000.                Senior Vice President and Director of the
Age 49                         Prior to 2000, First Vice President since 1997.         Distributor and Transfer Agent.
-----------------------------------------------------------------------------------------------------------------------------------
Alex Ghazanfari                         Vice President and Assistant                   Vice President and Chief Compliance Officer
Age 27                                 Compliance Officer since 2003.                  of the Distributor. Prior to 2003, senior
                                                                                       level positions with the Distributor and
                                                                                       WM Financial Services.
-----------------------------------------------------------------------------------------------------------------------------------
Sharon L. Howells                     First Vice President since 2000.                 First Vice President, Secretary and Director
Age 53                                                                                 of the Advisor, Distributor, and Transfer
                                                                                       Agent.
-----------------------------------------------------------------------------------------------------------------------------------
Jeffrey L. Lunzer, CPA                 Vice President, Chief Financial                 Vice President of the Transfer Agent. Prior
Age 42                                Officer and Treasurer since 2003.                to 2003, senior level positions at the
                                                                                       Columbia Funds and Columbia Management Co.
-----------------------------------------------------------------------------------------------------------------------------------
Gary Pokrzywinski                     First Vice President since 2001.                 First Vice President of the Advisor.
Age 42                            Prior to 2001, Vice President since 1999.
-----------------------------------------------------------------------------------------------------------------------------------
Stephen Q. Spencer                    First Vice President since 2001.                 First Vice President of the Advisor. Prior
Age 45                                                                                 thereto, senior level positions with Smoot,
                                                                                       Miller, Cheney & Co.
-----------------------------------------------------------------------------------------------------------------------------------
John T. West                   First Vice President, Secretary and Compliance          First Vice President of the Transfer Agent,
Age 48                    Officer since 2003. Prior to 2003, First Vice President,     Advisor and Distributor.
                           Secretary, Compliance Officer, Chief Financial Officer
                             and Treasurer. Prior to 2002, First Vice President,
                               Secretary and Compliance Officer. Prior to 2001,
                              Vice President, Secretary and Compliance Officer.
                                     Prior to 1998, Secretary since 1993.
-----------------------------------------------------------------------------------------------------------------------------------
Randall L. Yoakum                     Senior Vice President since 2001.                Senior Vice President, Director and Chief
Age 43                         Prior to 2001, First Vice President since 1999.         Investment Officer of the Advisor and
                                                                                       Director of the Distributor and Transfer
                                                                                       Agent. Prior to 1999, senior positions at
                                                                                       D.A. Davidson and Boatmen's Trust.
-----------------------------------------------------------------------------------------------------------------------------------

------------------
Note: The Statement of Additional Information includes additional information about Fund Trustees and Officers and is available, without charge, upon request by calling 1-800-222-5852.

(1) The address for all Trustees and Officers is 1201 Third Avenue, 22nd Floor, Seattle, WA, 98101.
(2) The Sierra Funds merged with the Composite Funds on March 23, 1998 to form the WM Group of Funds. The Griffin Funds merged with the WM Group of Funds on March 5, 1999.
(3) Trustees are considered interested due to their affiliation with Washington Mutual, Inc. or the Funds.

                                                                            39


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

This Annual Report is published for the general information of the shareholders of the WM Group of Funds. It is authorized for distribution to prospective investors only when preceded or accompanied by a current WM Group of Funds prospectus. A mutual fund's share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

The WM Group of Funds are not insured by the FDIC. They are not deposits or obligations of, nor are they guaranteed by any bank. These securities are subject to investment risk; including possible loss of principal amount invested.

Distributed by:
WM Funds Distributor, Inc.

Member NASD

ITEM 2. CODE OF ETHICS

         The registrant has adopted a code of ethics that applies to the registrant's principal executive and senior financial officers, a copy of which is attached hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

         The Board of Trustees of the registrant has determined that there is at least one Trustee who is an audit committee financial expert serving on its Audit Committee and has designated Daniel L. Pavelich as an "audit committee financial expert." Mr. Pavelich is "independent," as such term has been defined by the Securities and Exchange Commission (the "SEC") for purposes of implementing Section 407 of the Sarbanes Oxley Act of 2002. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

         Not Applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

         Not Applicable

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

         Not Applicable

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
        INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

         Not Applicable.

Item 9. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC's rules and forms.

(b) There have been no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WM Strategic Asset Management Portfolios, LLC

By: /s/William G. Papesh
President and Chief Executive Officer
January 8, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


/s/Jeffrey L. Lunzer
Treasurer and Chief Financial Officer
January 8, 2004

/s/William G. Papesh
President and Chief Executive Officer
January 8, 2004